SEMI-ANNUAL REPORT


DAVIS FUNDS
"OVER 25 YEARS OF RELIABLE INVESTING"


JUNE 30, 1999


DAVIS GROWTH OPPORTUNITY FUND

DAVIS FINANCIAL FUND

DAVIS REAL ESTATE FUND

DAVIS CONVERTIBLE SECURITIES FUND

DAVIS GOVERNMENT BOND FUND

DAVIS GOVERNMENT MONEY MARKET FUND

(part of Davis Series Inc.)

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DAVIS SERIES, INC.
P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico 87501

===============================================================================

Dear Fellow Shareholder,

As investors of your money and ours, we constantly have to strike an emotional balance between greed and fear. On days when the market is advancing, we inevitably wish we had more money in the stocks that are going up the fastest. And on days when the market is declining, we become fearful about the stocks we own that are going down the most.

To help us control these powerful emotions, we have developed a discipline over the years that focuses on buying growth companies at a value price and holding them for the long haul. Normally, we do not buy the fastest growing companies, in spite of our greed, because of our fear that when markets turn down these stocks potentially have the farthest to fall. Similarly, we don't buy "non-growth" value companies just because they are cheap since we always want to aim for growth in our portfolios.

In effect, we think growth and value are joined at the hip. No one would really ever want to own a no-growth stock, but everyone wants to buy growth. Our strategy is a compromise in that we try to buy decent growth at a value price.

In a sense, the world of investing is a world of making choices, and the stock market is not unlike the supermarket. We know when we go into the supermarket that we are going to buy something because we need to eat. Our task is to pick from the wide variety of brands available, those particular food products that will provide us with the right kind of bodily nourishment. Similarly, when the stock market opens its doors, we are likely to buy something. Our job is to pick from the diverse array of stocks available and buy only those that we think will enhance our financial nourishment. In both instances, we want to stay within our budget. What we are looking for as investors is growth on sale. Our stock choices tend to be good quality merchandise offered at a fair price. We are not interested in buying premium-priced companies or bargain-basement specials.

As we move through the last year of this millennium with the stock market in uncharted territory, we know that we will encounter numerous crosscurrents and variables that could affect corporate earnings. These range from uncertainties regarding the Presidential election in the year 2000 to the possibility of a worldwide economic recovery that could rekindle inflation. In addition, we live in an era of rapid technological change, which is reshaping the economic landscape and creating both new opportunities and risks for a wide variety of industries and companies.

In such an environment, we recognize that we will continue to be buffeted by the conflicting emotions of greed and fear. But we are not going to turn our backs on stocks. As long-term investors, we intend to remain true to our investment discipline of using intensive research to buy well-managed growth companies at a value price. We are confident that this discipline will guide us through whatever financial storms may come our way, providing opportunities for compounding of wealth over time (1).

Sincerely,



/s/ Shelby M. C. Davis
-----------------------------------
Shelby M. C. Davis
Chief Investment Officer

August 12, 1999


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DAVIS SERIES, INC.
P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico 87501

===============================================================================


MANAGEMENT'S DISCUSSION AND ANALYSIS

DAVIS FINANCIAL FUND

PERFORMANCE OVERVIEW

o The Davis Financial Fund outperformed its peer group, with the Class A shares generating a total return on net asset value of 9.17% for the six-month period and 10.23% for the one-year period ended June 30, 1999.(2) By way of comparison, the funds included in Lipper Analytical Services' financial services funds category provided average returns of 7.20% and 2.16%, respectively, for the same time periods.(3)
o Morningstar has awarded the Fund its highest ***** (five-star) rating overall.(4) According to Morningstar, Portfolio Managers Chris Davis and Ken Charles Feinberg "know their universe inside and out--a key factor behind the fund's stellar risk/reward profile....it's clearly one of the category's most attractive options for the long run." (5)

AN INTERVIEW WITH CHRISTOPHER C. DAVIS AND KENNETH CHARLES FEINBERG, PORTFOLIO MANAGERS

Q. To what do you attribute the Fund's performance so far this year?

A. The first half of 1999 has been a moderately difficult environment for financial stocks. While the earnings reports of many of our companies have been quite favorable, price/earnings multiples for many financial companies in general have not increased at a rate commensurate with the S&P 500. In the short run, this has meant that the Davis Financial Fund as well as most financial funds have underperformed the S&P 500.

One primary reason for this relative underperformance is that the conventional wisdom on Wall Street says that financial stocks trail the market during periods of Federal Reserve tightening and rising interest rates. The current modestly restrictive Federal Reserve posture has very likely encouraged some large investment firms with shorter term performance goals to reduce holdings of financial stocks.

So far in 1999, the Federal Reserve has raised the federal funds rate once by 25 basis points. In all likelihood, such an increase neither meaningfully threatens the growth rate of the economy nor hurts the earnings outlook for financial companies. However, investors are concerned that should inflation reaccelerate to the point to cause the Federal Reserve to significantly raise short-term interest rates, the economy could materially slow down. This outcome could adversely impact financial institutions such as banks and consumer finance companies as increasing unemployment, eroding consumer confidence, slowing loan demand and rising credit losses would affect earnings growth.

The current economic environment, however, continues to be excellent as credit losses remain generally stable, reflecting the strength of corporate America's balance sheet and rising discretionary income among consumers due to record low unemployment and favorable mortgage rates. Neither Chris nor I devote much time to predicting the short-term direction of interest rates or what actions the Federal Reserve might take down the road as very few economists and investors have any long-term track record of accurately forecasting these moves. We always love to quote Warren Buffett, who said, "Forecasts tell you more about the forecaster than they do about the future."

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DAVIS SERIES, INC.
P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico 87501

===============================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH CHRISTOPHER C. DAVIS AND KENNETH CHARLES FEINBERG, PORTFOLIO MANAGERS - CONTINUED

To reduce our risk as investors, however, we carefully evaluate and monitor the fundamentals of all our companies as well as the quality and depth of the management teams who will lead them through different economic environments. We sleep well at night knowing that the Fund is well diversified with outstandingly managed companies in several different financial services industries. In fact, modestly rising interest rates can be good for the earnings of banks as the net interest spread between their cost of funds and the rates they earn on loans actually rises, thereby increasing net interest income. Similarly, the earnings of property casualty stocks can benefit from higher interest rates as new cash is reinvested at higher yields, thereby boosting net investment income earned on their huge bond portfolios.

Q. What holdings were important contributors to Fund performance in the first half?

A. The Fund's performance was aided by significant gains in some of our favorite holdings, including American Express, Providian, Household International and Citigroup.(6) We continue to be extremely excited about the outlook for these companies due to their outstanding management teams, high and increasing returns on equity, strong balance sheets, and significant long-term growth opportunities. All four companies are also aggressively repurchasing shares with their considerable excess cash flow.

However, performance continues to be dragged down by our investments in property casualty stocks. Commercial lines insurers have been fighting through the difficult headwind of falling insurance rates for the past ten years. For most of this period, insurers were able to post reasonable results because the costs to pay claims was also falling due to the overall decrease in claims inflation, particularly lower medical costs and jury awards. Unfortunately for insurers, the cost to settle claims began rising a year or so ago making the rates insurers charged woefully inadequate. Instead of increasing rates to an appropriate level to offset these rising costs, the general response of this fragmented, undisciplined industry has been to ignore the worsening cost trends. The bad news is that the losses from these underpriced policies are now coming in and are significantly pressuring reported earnings--a process one CEO described as the chickens coming home to roost.

The good news is that commercial lines insurers are now feeling enough pain that they have little choice but to respond. The boards of directors of a few companies have even replaced their CEOs, which has helped focus the industry on the gravity of the current situation. The fact that rates in several specialty lines are now rising above the inflation in claims loss costs at least gives us reason to be a little optimistic. However, our outlook remains tempered as there is still far too much capital chasing too few insurance premiums. We can only hope that the current momentum builds and insurers again learn that corporations expect to pay a fair price for a product that is as necessary and important as insurance protection. Positions such as American International Group, Chubb, Cincinnati Financial, Transatlantic Holdings, RLI Corp. and Travelers would be big beneficiaries if the insurance rate picture continues to improve.(6)

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DAVIS SERIES, INC.
P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico 87501

===============================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH CHRISTOPHER C. DAVIS AND KENNETH CHARLES FEINBERG, PORTFOLIO MANAGERS - CONTINUED

Q. What is your outlook for financial stocks?

A. In our semi-annual report one year ago, we noted how financial services companies had been outstanding investments for most of this decade on both an absolute basis as well as relative to the S&P 500.(7) At that time, we also expressed growing concern that price/earnings multiples for the group had risen and investor expectations were running particularly high. Today, however, investors appear less eager to own financial stocks due to the short-term concerns over interest rates we discussed earlier, and price/earnings multiples have generally come down. While first-class banks sold at a 33% discount to the market one year ago, they now trade at almost a 50% discount. Discounts to the market multiple have been this large only one other time in the last 50 years. As a result, we believe the risk/reward trade-off for these stocks is increasingly attractive.

However, there are potential near-term and long-term issues that could hurt the outlook for banks in particular. These issues include: possible year 2000 computer disruptions; the impact of the Internet on existing bank franchises; potentially sweeping regulatory reform from Congress that could permanently alter the playing field; further encroachment into the banking business by competitors with lower operating and regulatory costs, such as brokerage and investment firms and credit card companies; as well as the continuing health of the economy. We will stay intensely focused on how these and other trends impact the operating environment for our companies.

Chris and I remain extremely excited about the long-term outlook for financial services companies for a variety of reasons. These include: favorable demographic trends, continued deregulation of huge overseas markets, ongoing consolidation, the emergence of powerful brand-name companies and the strong excess cash flow at many companies. We expect that our well-managed companies will continue to represent outstanding investments and post earnings growth faster than the overall market.(8)

MANAGEMENT'S DISCUSSION AND ANALYSIS

DAVIS REAL ESTATE FUND

PERFORMANCE OVERVIEW

o The Davis Real Estate Fund's Class A shares provided a total return on net asset value of 12.23% for the three-month period, 4.22% for the six-month period and -6.50% for the one-year period ended June 30, 1999.2 By way of comparison, the Morgan Stanley REIT (Real Estate Investment Trust) Index returned 9.91%, 4.62% and -8.41%, respectively, for the same time periods.(9)

o Since the Fund's inception on January 3, 1994, the Class A shares have delivered an average annual total return on net asset value of 12.63%, ranking the Fund #1 among the 12 real estate funds tracked by Lipper Analytical Services over that time period.(10)

o According to Morningstar, "Davis Real Estate Fund has taken the slow-and-steady route to the top of the real-estate universe. This fund has consistency to thank for its top-flight five-year record.... This consistency stems from manager Andrew Davis' emphasis on high-quality companies.... On the strength of its record and manager, this fund would be well-suited to anyone interested in real-estate stocks."(11)

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DAVIS SERIES, INC.
P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico 87501

===============================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH ANDREW A. DAVIS, PORTFOLIO MANAGER

Q. Why should investors own real estate?

A. With the overall stock market at the high end of fairly valued and bond yields at unattractive levels, real estate stocks may present an attractive investment for both equity and fixed-income investors to buy today and put away. A decade from now we think investors could find that real estate stocks that were yielding 7% when they bought them in 1999 may be yielding 11% on their cost. Moreover, to our mind, real estate stocks today represent the ideal Davis Double Play. We're finding companies with excellent prospects for expanding earnings and expanding price/earnings multiples that have the potential to deliver multi year compounding of their stock prices.(8)

Q. Could you provide some perspective on the recent performance of real estate stocks?

A. After a terrible 18-month period, real estate appears to have finally found a bottom and is gradually attracting value-oriented investors. The stocks that have performed the best to date are large-cap, liquid real estate investment trusts (REITs). These are the stocks that non-real-estate equity funds and other big investors have tended to buy as they return to the sector. However, we expect that to change because earnings drive stock prices in the long run.

What we've done in this environment is reduce the positions in the portfolio from around 55 to 35 names and dramatically increase the weightings in our top 20 holdings.(6) We've examined the earnings growth rates of these companies closely. While larger cap real estate stocks have outperformed smaller cap stocks so far in 1999, many smaller companies have superior growth rates and should be rewarded for those better growth rates over time. We've also concentrated on company balance sheets--avoiding businesses with weaker balance sheets and even selling companies with strong growth rates that we felt were too highly leveraged.

Q. What are your favorite holdings now?

A. Among the companies we favor today are: Centerpoint Properties, an industrial REIT; General Growth Properties, a mall REIT; Apartment Investment & Management Company and Home Properties of New York, two apartment REITs; Boston Properties, an office REIT; JDN Realty, a shopping center REIT; and Vornado, a diversified REIT.(6)

These companies all have one thing in common: We believe they are superior operators--and that is what real estate is all about today. Companies that know how to operate not only in a development environment and in an acquisition environment but also in an environment where raising rents and managing expenses is critical are going to be the industry's real long-term winners.

Q. What concerns are continuing to hold back real estate stocks?

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DAVIS SERIES, INC.
P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico 87501

===============================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH ANDREW A. DAVIS, PORTFOLIO MANAGER - CONTINUED

A. One of investors' biggest worries is that dividends may not be secure. The REIT world as we know it today was born in 1991 at the end of the last major downturn in real estate and has not yet gone through a complete economic cycle. People are concerned that when the next recession comes, real estate will be besieged by the same problems it suffered in the late 1980s and early 1990s.

Here's why we don't believe that will happen. The last time the economy went into recession we had a huge amount of new real estate supply coming on stream, primarily due to incentives provided in the tax code. What turned a recession into such a calamity for real estate was that we had that excess supply to fill just as the economy was slowing and demand plummeting.

This time if we go into a recession, demand will still slow. But we don't have nearly the excess supply of prior cycles because the tax laws have been changed. In fact, real estate markets across the country are now, for the most part, in equilibrium. We think that should give people confidence that the next downturn in the economy will not be so severe for real estate. If this is the case, dividends on real estate stocks should, for the most part, be secure through the next economic cycle.

Q. What is your long-term outlook?

A. While investors still have fears, we believe that these stocks will ultimately trade better. In other words, their multiples will improve. We think the real estate stocks we own are extremely attractive, and not just from an income standpoint. Their growth rates are more secure than they have ever been. Their managements are more seasoned and smarter. And their balance sheets look good. The one drawback is that the stocks haven't been public long enough to have proven their mettle through a full cycle. But we think they will come through the cycle in fine form.

When you add together all the positives for real estate, you're getting somewhere between an 11% and 15% potential total return from stocks that are trading at around 9 times earnings. In our book that makes for a great value, particularly when the S&P 500 is trading at about 30 times next year's earnings.

We expect real estate stocks will perform the best when market psychology turns more cautious than it is today. However, that is really a matter of timing, which has never been our focus at the Davis Funds. We are most concerned with how the earnings of our portfolio companies are performing, and in that regard, we are completely satisfied. Earnings of these companies have been up in the double-digit range on average for the last five years--and that includes 1998 when their stock prices slumped. If you believe earnings are ultimately what drive the value of stocks--and we do--you can't ignore real estate.

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DAVIS SERIES, INC.
P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico 87501

===============================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

DAVIS CONVERTIBLE SECURITIES FUND

PERFORMANCE OVERVIEW

o The Davis Convertible Securities Fund's Class A shares delivered a total return on net asset value of 13.14% for the six-month period and 10.83% for the one-year period ended June 30, 1999.(2) In comparison, the funds included in Lipper Analytical Services' convertible securities funds category provided average returns of 11.03% and 8.80%, respectively, for the latest six-month and one-year periods.(3)
o The Fund's Class A shares generated an average annual return on net asset value of 19.64% for the latest three-year period and 18.10% for the latest five-year period, ranking the Fund in the top 20% of all convertible securities funds tracked by Lipper for those time periods.(10)
o Since the Fund's inception on May 1, 1992, it is the #2 ranked fund (out of 18 funds) its Lipper category.(10)

AN INTERVIEW WITH ANDREW A. DAVIS, PORTFOLIO MANAGER

Q. Looking at this year compared to last year in the convertibles market, what lessons can be learned?

A. Over the past 18 months we've seen that convertible securities, like any investment, can be subject to volatility in the near term, but we believe over longer periods of time that the concept behind convertibles works. Convertible securities can be exchanged for shares of the underlying common stock and, therefore, combine features of both stocks and bonds. The Fund's goal is to allow investors to participate in a substantial portion of equity market total returns with a degree of downside protection.

Convertibles have looked much more attractive in 1999 primarily because they performed so poorly relative to the equity markets in 1998. Ideally, with convertibles, you want to receive as large a yield as possible while paying as small a premium as you can over the price at which the securities are convertible into common stock. Convertibles did not participate in the 1998 stock market advance because they were expensive--that is, their yields were fairly low while their premiums were too high. With the stock market advancing strongly last year while convertibles lagged, premiums naturally shrank but yields did not change. As a result, convertible investors today are earning better yields for the premiums they are paying.

The Davis Convertible Securities Fund has made a good start in 1999. At the same time, we recognize we could have improved our performance in 1998 if we had acted on our belief that the convertible market was overpriced and built up the Fund's cash position. But market timing is not part of the long-term Davis investment philosophy. Nor does our value-oriented approach allow us to chase the sort of speculative investments, like Internet companies, that performed well during 1998, and that hampered our results in the short run.

Q. What is your strategy for managing the Fund this year?

A. The stronger showing of the convertible market overall coupled with our investments in several attractive industry groups have paved the way for good Fund results this year. These groups include the financial, technology and real estate sectors as well as selected energy positions.

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DAVIS SERIES, INC.
P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico 87501

===============================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH ANDREW A. DAVIS, PORTFOLIO MANAGER - CONTINUED

Moreover, in 1999, we have reduced the number of positions and increased the percentage of assets in the Fund's top 20 holdings, which we feel represent exceptional values.(6) For example, Hewlett-Packard has been a large holding of the Fund for some time and we made it an even larger position this year. This turned out to be a smart move as both the stock and the convertible have enjoyed excellent gains so far in 1999. Other strong performers among the Fund's top names have been Motorola, American Express, American International Group, Devon Energy and Premier Parks.(6)

Q. What is the Fund's investment discipline?

A. We have consistently employed a rigorous three-step investment process:

o First, we look for convertibles that represent good value by evaluating more than 500 convertibles according to such factors as their break-even time, call protection, yield advantage and conversion premium.
o Second, we analyze the investment potential of the underlying companies using the time-tested Davis investment discipline to uncover strong, well-managed companies with solid growth prospects.
o Third, having identified bargain convertibles with attractive underlying stocks, we apply the 80%/50% rule. If we think the convertible can deliver 80% or more of the stock's upside potential while avoiding at least 50% of its downside risk, that security is a candidate for purchase.(12)

This Fund is really about equity ownership. Some people think convertibles are a "toe-in-the-water" kind of equity investment. But, with the Fund, our exposure to equities is much greater. Instead of just having our toe in the water, we have really gone in up to our waist.

Q. Looking ahead, what are your expectations for convertibles?

A. What we worry about the most is something we cannot control--namely, when will we have the long-expected stock market correction. That is why we are being so careful about what we pay for investments. Even in the event of sharp price declines, we do not want to say let's sell them. We want to say let's buy more because these are the kind of companies we want to own and these are the prices we want to pay.

As an asset class, we believe that well-chosen convertibles can play an important role in any portfolio by providing a reasonable proxy to the equity market with a degree of downside protection.

MANAGEMENT'S DISCUSSION AND ANALYSIS

DAVIS GROWTH OPPORTUNITY FUND

PERFORMANCE OVERVIEW

o The Davis Growth Opportunity Fund's Class A shares delivered a total return on net asset value of 9.84% for the six-months ended June 30, 1999.(2) The S&P 500 Index returned 12.38% over the same time period.(9)
o For the one-year period ending on the same date, the Fund's Class A shares provided a total return on net asset value of 5.23% versus a return of 22.76% for the S&P 500.

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DAVIS SERIES, INC.
P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico 87501

===============================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH CHRISTOPHER C. DAVIS, MEMBER OF THE RESEARCH AND MANAGEMENT
TEAM

Q. Could you provide some perspective on the Fund's performance so far in 1999?

A. As we outlined in our most recent annual report to shareholders, 1999 will be a year of transition for the Growth Opportunity Fund, and the long-term performance results of this transition will not be known for some time. However, since the Davis research team has taken on the management of the Fund, we are all pleased with the quality of the companies we have purchased and the prices at which these companies were acquired.

An important consequence of this transition has been the unlocking of capital gains that had been accrued by shareholders over many years. Given the fairly large amount of these gains, we felt it was appropriate to pay a special capital gains distribution of $4.35 per share in July, 1999.

Q. Turning to the portfolio as it stands today, how have you managed the Fund so far this year?

A. The Growth Opportunity Fund is comprised of the best small and mid-sized companies that we on the research team know. The industries represented include technology and communications as well as specialty finance and media. The Fund continues to hold positions in larger companies that we have owned for many years, including Fannie Mae (the Federal National Mortgage Association), Philip Morris and Intel.(6) As we mentioned in our last report to shareholders, it is generally our intention to buy only companies in the range of $1 to $10 billion in size. But we will not sell a company out of the Fund simply because it has outgrown this parameter.

The sectors that we own mirror the expertise of our research analysts in specific areas and industries. For example, many of our holdings in technology reflect the knowledge of our analyst Dwight Blazin. Some of our holdings in the pharmaceutical and medical area reflect the input of Danton Goei. Likewise, we have the expertise of my partner Ken Feinberg to thank for the companies we own in the financial sector.

Based on the size and type of companies owned in the Growth Opportunity Fund, we would expect results to be more volatile than in many of our other funds. This is because we are seeking out companies with more aggressive growth prospects or with less time-tested track records. However, we remain absolutely focused on management quality, and it is our hope that many of the small and mid-cap names that now make up the Growth Opportunity Fund will be the blue chips of tomorrow.

Q. What is your long-term outlook?

A. While we believe that much of the portfolio transition is now completed, investors should be aware that the level of capital gains distributions will remain quite high through the balance of the year. Our next scheduled distribution is expected to be paid in November or December and will consist of net long-term capital gains (if any) which may be realized since our July distribution.

The entire research team remains very excited about owning in the Growth Opportunity Fund many of the smaller and more aggressive companies that may not yet be appropriate for our larger, more conservative mutual funds. As we complete this transition period, we all look forward to reporting to you not about the past but about the future.

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DAVIS SERIES, INC.
P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico 87501

================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

DAVIS GOVERNMENT BOND FUND

PERFORMANCE OVERVIEW

o The Davis Government Bond Fund (Class A shares at net asset value) declined 2.50% for the six-months ended June 30, 1999.(2) Over the same time frame, the 126 funds included in Lipper Analytical Services' intermediate U.S. government fund category fell an average of 1.82%.(3)
o For the one-year period ending on the same date, the Fund's Class A shares generated a total return of 0.78% on net asset value versus the average return of 2.29% provided by the 123 intermediate U.S. government funds tracked by Lipper.

A NEW PORTFOLIO MANAGER EFFECTIVE AUGUST 1, 1999

Effective August 1, 1999, Creston A. King, Chartered Financial Analyst, has been named the portfolio manager of the Davis Government Bond Fund. Prior to joining Davis Selected Advisers on June 30, 1999, he was a portfolio manager for U.S. Global Investors, Inc. where he managed two Morningstar four-star bond funds and a top-ranked money market fund. We are proud to offer the investment capabilities of Mr. King to our shareholders.

Carolyn Spolidoro, the previous portfolio manager has retired. We would like to express our appreciation to her for effectively serving our shareholders since she joined Davis Selected Advisers in 1985.

AN INTERVIEW WITH CAROLYN SPOLIDORO, PORTFOLIO MANAGER

Q. What key factors influenced the Fund's performance?

A. In the first half of 1999, the bond market was gripped by concerns about inflation and concerns that the Federal Reserve would tighten the money supply. Although there were little or no signs of actual inflation, years of strong economic growth have left a nagging sense among investors that inflation could surge upward again and that the Fed may look to proactively control growth in order to mitigate inflationary forces.

In May, the Fed changed its bias toward higher rates and then followed through at the end of June by raising the target federal funds rate .25% to 5.0% in a preemptive strike against inflation. The Fed indicated that it must be particularly vigilant of the emergence or potential emergence of inflationary pressures. The Fed surprised the market by changing its bias back to neutral following the announcement of the rate hike--an indication that just one rate change may be sufficient for now. However, the consensus among investors is that the Fed's future course of action is not preordained. Signs that the economy is continuing to power ahead could ultimately lead the Fed to reconsider its bias and impose a second round of tightening.

Against this backdrop, the yield on 10-year U.S. Treasury bonds increased from 4.60% to 5.80% over the first half of the year while the bonds' total return fell by more than 5%. The Davis Government Bond Fund outperformed 10-year Treasuries because the Fund owns defensive positions in mortgage-backed securities, which tend to decline less in an increasing interest rate environment. At the same time, the Fund underperformed the average intermediate U.S. government bond fund because it also holds positions in longer term U.S. government agency securities that cannot be called in or redeemed by the issuer before maturity. These securities are more sensitive to interest rate changes, meaning that when interest rates increase and bond prices fall, they tend fall in line with the market.

DAVIS SERIES, INC.
P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico 87501

================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH CAROLYN SPOLIDORO, PORTFOLIO MANAGER - CONTINUED

Q. Could you explain the Fund's overall investment approach in a little more detail?

A. Our strategy is to create a well-diversified portfolio holding many different types of U.S. government securities with varying features. We try to buy securities with a range of maturity dates, interest rates and call or prepayment provisions because different kinds of securities react differently to interest rate changes. In addition, agency securities tend to offer slightly higher yields than comparable U.S. Treasury securities.

Currently approximately 49% of the portfolio is invested in mortgage-backed securities, including pass-through securities and collateralized mortgage obligations (CMOs), and approximately 45% in callable and non-callable U.S. government agency notes. The portfolio's duration is 5.3 years and its average life is 7.5 years.

We believe fixed-income investors should focus on a combination of risk and return, not just on total return or yield. We hold a laddered portfolio of securities with a fairly even distribution of maturities over the intermediate range of the yield curve. This allows us to capture most of the yield and potential return advantage of long-term bonds with potentially less risk. The last six months have shown the advantage provided by owning a balanced intermediate-term bond fund in a declining market as opposed to owning bonds directly.

----------------------------

This Semi-Annual Report is authorized for distribution only when accompanied or preceded by a current prospectus of the Davis Series Funds which contains more information about fees and expenses. Please read the prospectus carefully before investing or sending money.

(1) Neither the Davis Investment Discipline nor any investment discipline can guarantee a profit.

(2) Total return assumes reinvestment of dividends and capital gain distributions. Past performance is not a guarantee of future results. Investment return and principal value will vary so that, when redeemed, an investor's shares may be worth more or less than when purchased. The following table lists the average annual total returns for Class A shares for the periods ended June 30, 1999.

*(WITHOUT a 4.75% sales charge taken into consideration)

-----------------------------------------------------------------------------------------------------------

FUND NAME                                 1 YEAR      3 YEAR       5 YEAR          INCEPTION
---------                                 ------      ------       ------          ---------
-----------------------------------------------------------------------------------------------------------
Davis Financial Fund A                    10.23%      30.69%       28.91%          25.49% - 05/01/91
-----------------------------------------------------------------------------------------------------------
Davis Real Estate Fund A                  (6.50%)     12.05%       11.64%          12.63% - 01/03/94
-----------------------------------------------------------------------------------------------------------
Davis Convertible Securities Fund A       10.83%      19.64%       18.10%          16.00% - 05/01/92
-----------------------------------------------------------------------------------------------------------
Davis Growth Opportunity Fund A           5.23%       17.37%       N/A             21.38% - 12/01/94
-----------------------------------------------------------------------------------------------------------
Davis Government Bond Fund A              0.78%       5.30%        N/A             5.82% - 12/01/94
-----------------------------------------------------------------------------------------------------------

*(WITH a 4.75% sales charge taken into consideration)

-----------------------------------------------------------------------------------------------------------

FUND NAME                                 1 YEAR      3 YEAR       5 YEAR          INCEPTION
---------                                 ------      ------       ------          ---------
-----------------------------------------------------------------------------------------------------------
Davis Financial Fund A                    4.99%       28.58%       27.65%          24.76% - 05/01/91
-----------------------------------------------------------------------------------------------------------
Davis Real Estate Fund A                  (10.93%)    10.25%       10.55%          11.63% - 01/03/94
-----------------------------------------------------------------------------------------------------------
Davis Convertible Securities Fund A       5.58%       17.72%       16.95%          15.22% - 05/01/92
-----------------------------------------------------------------------------------------------------------
Davis Growth Opportunity Fund A           0.22%       15.47%       N/A             20.10% - 12/01/94
-----------------------------------------------------------------------------------------------------------
Davis Government Bond Fund A              (3.96%)     3.57%        N/A             4.69% - 12/01/94
-----------------------------------------------------------------------------------------------------------

DAVIS SERIES, INC.
P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico 87501

===============================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

(3) Lipper Analytical Services' rankings and comparisons are based on total returns unadjusted for commissions.

(4) Morningstar proprietary ratings reflect historical risk-adjusted performance as of June 30, 1999. The ratings are subject to change every month. Morningstar ratings are calculated from a fund's 3, 5 and 10-year average annual returns (based on available track records) in excess of 90-day Treasury bill (T-bill) returns, with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day T-bill returns. Ten percent of the funds in an investment category receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive two stars, and the last 10% receive one star. The Class A shares of Davis Financial Fund received 5 stars for the three-year period rated against 3,043 domestic equity funds. For the five-year period it also received 5 stars when rated against 1,878 domestic equity funds.

(5) Source: Morningstar Mutual Funds, March 6, 1999.

(6) Portfolio holdings and portfolio manager opinions cited in this material are current as of the date of this report, but are subject to change. See each Fund's Schedule of Investments for a detailed list of portfolio holdings.

(7) Past performance of the financial sector does not assure comparable results in the future.

(8) Favorable current economics in the financial and real estate sectors do not guarantee favorable future investment performance.

(9) The definitions of indices quoted in this semi-annual report appear below. Investments cannot be made directly in either of these indices.

     I. The Morgan Stanley REIT (Real Estate Investment Trust) Index is a capitalization-weighted index with dividends reinvested, of the most actively traded real estate investment trusts and is designed to be a measure of real estate equity performance.

     II. The S&P 500 Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The index is adjusted for dividends, weighted towards stocks with large market capitalizations, and represents approximately two-thirds of the total market value of all domestic common stocks.

DAVIS SERIES, INC.
P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico 87501

===============================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

(10) Lipper Analytical Services rankings are based on total returns without adjustment for sales charges.

         For the one, three and five-year period ended 6/30/99, Davis Real Estate Fund (Class A shares) was ranked as follows: 52 out of 118 funds, 16 out of 52 funds, and 7 out of 18 funds, respectively, in the Lipper "Real Estate Funds" category.

         For the one, three and five-year period ended 6/30/99, Davis Convertible Securities Fund (Class A shares) was ranked as follows: 22 out of 56 funds, 7 out of 37 funds, and 5 out of 27 funds, respectively, in the Lipper "Convertible Securities Funds" category.

(11) Source: Morningstar Mutual Funds, March 19, 1999.

(12) While Davis Convertible Securities Fund seeks convertible securities meeting the 80%/50% rule, there can be no assurance that the convertible securities which the Fund purchases will actually perform in line with our expectations.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

DAVIS SERIES, INC.
SCHEDULE OF INVESTMENTS At June 30, 1999 (Unaudited)
DAVIS GROWTH OPPORTUNITY FUND


                                                                                                     VALUE
SHARES                                              SECURITY                                        (NOTE 1)
==============================================================================================================
COMMON STOCK - (102.99%)
   ADVERTISING AGENCIES - (4.48%)
       560,000  WPP Group PLC    ..............................................................  $   4,740,983
                                                                                                 -------------
   BANKS AND SAVINGS & LOAN ASSOCIATIONS - (0.56%)
         6,000  Golden West Financial Corp.....................................................        588,000
                                                                                                 -------------
   BUILDING MATERIALS - (7.96%)
        40,000  Martin Marietta Materials, Inc.................................................      2,360,000
       160,000  Masco Corp.....................................................................      4,620,000
        30,000  Vulcan Materials Co............................................................      1,447,500
                                                                                                 -------------
                                                                                                     8,427,500
                                                                                                 -------------
CAPITAL EQUIPMENT - (11.18%)
       107,800  ASM Lithography Holding N.V.*..................................................      6,383,781
        80,000  Novellus Systems, Inc.*........................................................      5,457,500
                                                                                                 -------------
                                                                                                    11,841,281
                                                                                                 -------------
   CONSULTING SERVICES - (0.97%)
        50,000  Gartner Group, Inc. Class A *..................................................      1,025,000
                                                                                                 -------------
   CONSUMER PRODUCTS  - (5.16%)
        30,000  Fortune Brands, Inc............................................................      1,241,250
       105,000  Philip Morris Cos., Inc........................................................      4,219,688
                                                                                                 -------------
                                                                                                     5,460,938
                                                                                                 -------------
DIVERSIFIED - (1.20%)
       185,000  Crescent Operating, Inc.* (b)..................................................      1,266,094
                                                                                                 -------------
   ELECTRONICS - (10.05%)
        15,000  Dallas Semiconductor Corp......................................................        757,500
        51,500  Intel Corp.....................................................................      3,062,641
        50,000  Micron Technology, Inc.*.......................................................      2,015,625
       130,000  Molex, Inc.....................................................................      4,801,875
                                                                                                 -------------
                                                                                                    10,637,641
                                                                                                 -------------
FINANCIAL SERVICES - (11.45%)
        78,000  Capital One Financial Corp.....................................................      4,343,625
        42,700  Fannie Mae ....................................................................      2,919,613
        52,000  Providian Financial Corp.......................................................      4,862,000
                                                                                                 -------------
                                                                                                    12,125,238
                                                                                                 -------------
HOTELS & MOTELS - (3.53%)
       100,000  Marriott International, Inc....................................................      3,737,500
                                                                                                 -------------
   INDUSTRIAL - (3.68%)
        60,000  Sealed Air Corp.*..............................................................      3,892,500
                                                                                                 -------------
   LIFE INSURANCE - (4.56%)
        41,500  AFLAC Inc......................................................................      1,986,813
        30,000  ReliaStar Financial Corp.......................................................      1,312,500
        28,000  UNUM Corp......................................................................      1,533,000
                                                                                                 -------------
                                                                                                     4,832,313
                                                                                                 -------------


DAVIS SERIES, INC.
SCHEDULE OF INVESTMENTS At June 30, 1999 (Unaudited)
DAVIS GROWTH OPPORTUNITY
FUND - CONTINUED

                                                                                                     VALUE
SHARES                                              SECURITY                                        (NOTE 1)
==============================================================================================================
COMMON STOCK - CONTINUED

PHARMACEUTICALS - (2.51%)
        32,800  Sepracor, Inc.*................................................................  $   2,660,900
                                                                                                 -------------
PROPERTY/CASUALTY INSURANCE - (16.67%)
        25,000  Ace Limited....................................................................        706,250
        60,000  Cincinnati Financial Corp......................................................      2,250,000
        60,000  FPIC Insurance Group, Inc.*....................................................      2,902,500
       100,000  Horace Mann Educators Corp.....................................................      2,718,750
         6,000  Markel Corp.*..................................................................      1,122,000
        20,000  Progressive Corp. (Ohio).......................................................      2,900,000
        20,000  RLI Corp. (b)..................................................................        775,000
        57,000  Transatlantic Holdings, Inc....................................................      4,271,438
                                                                                                 -------------
                                                                                                    17,645,938
                                                                                                 -------------
   PUBLISHING - (4.54%)
        25,000  Dow Jones & Company, Inc.......................................................      1,326,563
        40,000  Tribune Co.....................................................................      3,485,000
                                                                                                 -------------
                                                                                                     4,811,563
                                                                                                 -------------
   TECHNOLOGY - (8.16%)
           500  Ask Jeeves, Inc.*..............................................................          7,000
        24,000  Lexmark International Group, Inc.*.............................................      1,585,500
        60,000  Novell, Inc.*..................................................................      1,590,000
        30,000  Parametric Technology Corp.*...................................................        417,188
        45,000  Symantec Corp.*................................................................      1,148,906
       100,000  Unisys Corp.*..................................................................      3,893,750
                                                                                                 -------------
                                                                                                     8,642,344
                                                                                                 -------------
   TELECOMMUNICATIONS - (4.42%)
       200,000  Globalstar Telecommunications Limited*.........................................      4,631,250
         2,500  Network Plus Corp.*............................................................         52,262
                                                                                                 -------------
                                                                                                     4,683,512
                                                                                                 -------------
   TOYS - (0.79%)
        30,000  Hasbro, Inc....................................................................        838,125
                                                                                                 -------------
   WASTE MANAGEMENT SERVICES - (1.12%)
        60,000  Allied Waste Industries, Inc.*.................................................      1,185,000
                                                                                                 -------------

                           Total Common Stock - (identified cost $84,236,302)..................    109,042,370
                                                                                                 -------------

                Total Investments - (102.99%) - (identified cost $84,236,302) - (a)............    109,042,370
                Liabilities Less Other Assets - (2.99%)........................................     (3,169,301)
                                                                                                 -------------
                           Net Assets - (100%).................................................  $ 105,873,069
                                                                                                 =============

DAVIS SERIES, INC.
SCHEDULE OF INVESTMENTS At June 30, 1999 (Unaudited)
DAVIS GROWTH OPPORTUNITY
FUND - CONTINUED
                                                                        VALUE
                                                                       (NOTE 1)
================================================================================
*Non-Income Producing Security

(a) Aggregate cost for Federal Income Tax purposes is $84,236,302. At June 30, 1999 unrealized appreciation (depreciation) of securities for Federal Income Tax purposes is as follows:

          Unrealized appreciation............................... $   25,934,646
          Unrealized depreciation...............................     (1,128,578)
                                                                 --------------
                   Net unrealized appreciation ................. $   24,806,068
                                                                 ==============



(b) Affiliated company. Represents ownership of at least 5% of the voting securities of the issuer and is an affiliate, as defined in the Investment Company Act of 1940, at or during the six months ended June 30, 1999. The aggregate fair value of the securities of affiliated companies held by the Fund as of June 30, 1999 amounts to $2,041,094. Transactions during the period in which the issuers were affiliates are as follows:

                            Shares                 Gross           Gross          Shares           Dividend
Security                    December 31, 1998      Additions       Reductions     June 30, 1999    Income
--------                    -----------------      ---------       ----------     -------------    ------
Crescent Operating, Inc.            -              185,000            -             185,000           -

RLI Corp.                           -               20,000            -              20,000         5,400




SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
SCHEDULE OF INVESTMENTS At June 30, 1999 (Unaudited)
DAVIS GOVERNMENT BOND FUND

                                                                                                     VALUE
PRINCIPAL                                                                                           (NOTE 1)
==============================================================================================================
FANNIE MAE - MORTGAGE POOLS - ( 8.90%)
$       30,599     9.75%, 02/01/04...........................................................    $      31,713
       112,202    10.25%, 10/01/09.............................................................        121,809
        63,482    10.75%, 07/01/13.............................................................         70,793
       190,089     9.25%, 10/01/16.............................................................        203,157
        65,945     7.436%, 09/01/19(b).........................................................         67,978
        26,893     7.72%, 03/01/24(b)..........................................................         28,142
       423,501     7.50%, 01/01/27.............................................................        427,998
     1,879,439     6.00%, 03/01/28.............................................................      1,764,906
     2,916,727     6.00%, 09/01/28.............................................................      2,738,982
                                                                                                 -------------
                           Total Fannie Mae - (identified cost $5,661,964).....................     5,455,478
                                                                                                 -------------

FREDDIE MAC - MORTGAGE POOLS - (15.91%)
        10,978     9.00%, 07/01/01.............................................................         11,164
       129,568     8.50%, 08/01/01.............................................................        131,663
        38,739     9.00%, 08/01/02.............................................................         39,894
         4,767     8.50%, 12/01/02.............................................................          4,862
         2,769     9.00%, 06/01/03.............................................................          2,812
       651,325     6.50%, 01/01/04.............................................................        645,828
        85,131     9.25%, 01/01/04.............................................................         87,738
         1,702     9.25%, 11/01/07.............................................................          1,740
        56,035     9.25%, 09/01/08.............................................................         58,959
        56,576    10.00%, 07/01/09.............................................................         60,802
       837,122     6.50%, 07/01/11.............................................................        826,399
     2,151,777     5.50%, 09/01/13.............................................................      2,035,452
        17,618     9.00%, 07/01/16.............................................................         18,664
       126,126     9.00%, 08/01/16.............................................................        134,009
       147,536     9.00%, 01/01/17.............................................................        156,297
       127,273     9.00%, 03/01/17.............................................................        135,705
        30,245     9.00%, 08/01/17.............................................................         32,135
        17,489     9.50%, 12/01/19.............................................................         18,757
        27,077     9.50%, 02/01/20.............................................................         28,676
     1,814,307     6.00%, 06/01/26.............................................................      1,712,814
     1,904,910     6.00%, 07/01/28.............................................................      1,791,206
     1,937,723     6.00%, 07/01/28.............................................................      1,822,060
                                                                                                 -------------
                           Total Freddie Mac - (identified cost $10,133,528)...................     9,757,636
                                                                                                 -------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - MORTGAGE POOLS - (13.88%)
     2,946,521     6.00% with various maturities to 2028.......................................      2,756,824
     3,288,312     6.50% with various maturities to 2028.......................................      3,168,867
        48,690     6.375% with various maturities to 2024(b)...................................         49,464
       819,389     7.00% with various maturities to 2026.......................................        808,893
       637,194     8.50% with various maturities to 2022.......................................        665,409
       454,841     9.00% with various maturities to 2017.......................................        487,535
        68,332    10.00% with various maturities to 2020.......................................         73,342

DAVIS SERIES, INC.
SCHEDULE OF INVESTMENTS At June 30, 1999 (Unaudited)
DAVIS GOVERNMENT BOND FUND - CONTINUED

                                                                                                     VALUE
PRINCIPAL                                                                                           (NOTE 1)
==============================================================================================================
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - MORTGAGE POOLS - CONTINUED
$        6,088    10.25% with various maturities to 2016.......................................  $       6,621
       102,420    10.50% with various maturities to 2016.......................................        113,796
       185,662    11.25% with various maturities to 2011.......................................        201,094
       123,507    11.50% with various maturities to 2015.......................................        139,262
        26,591    13.00% with various maturities to 2014.......................................         31,095
         8,207    14.75% with various maturities to 2001.......................................          8,234
                                                                                                 -------------
                           Total GNMA - (identified cost $8,736,290)...........................      8,510,436
                                                                                                 -------------

MEDIUM TERM NOTES - (46.03%)
     1,000,000    Fannie Mae, 5.72%, 03/13/01..................................................        998,870
     1,650,000    Fannie Mae, 6.57%, 08/22/07..................................................      1,660,940
     1,000,000    Fannie Mae, 6.39%, 09/24/07..................................................        995,320
     1,400,000    Fannie Mae, 5.75%, 02/15/08..................................................      1,336,524
     1,000,000    Fannie Mae, 7.15%, 11/03/10..................................................        987,280
     1,000,000    Federal Farm Credit Bank, 5.90%, 02/05/08....................................        953,800
     2,000,000    Federal Home Loan Bank, 5.125%, 09/15/03.....................................      1,924,540
     2,000,000    Federal Home Loan Bank, 5.40%, 03/01/04......................................      1,933,140
     4,000,000    Federal Home Loan Bank, 6.12%, 08/26/08......................................      3,842,280
     2,000,000    Federal Home Loan Bank, 5.038%, 10/14/08.....................................      1,783,900
     2,000,000    Federal Home Loan Bank, 5.54%, 10/15/08......................................      1,853,180
     1,500,000    Federal Home Loan Bank, 5.95%, 03/16/09......................................      1,428,450
     1,000,000    Freddie Mac, 6.66%, 12/05/05.................................................        996,930
     2,000,000    Freddie Mac, 6.28%, 03/06/06.................................................      1,990,700
     2,000,000    Freddie Mac, 6.04%, 09/09/08.................................................      1,912,540
     3,000,000    Freddie Mac, 5.125%, 10/15/08................................................      2,714,970
       900,000    Freddie Mac, 8.00%, 06/20/11.................................................        917,235
                                                                                                 -------------
                           Total Medium Term Notes - (identified cost $29,855,357).............    28,230,599
                                                                                                 -------------

COLLATERALIZED MORTGAGE OBLIGATIONS & REAL ESTATE MORTGAGE
INVESTMENT CONDUITS - (12.23%)
     1,000,000    Fannie Mae, 1993-30 PL, 7.00%, 07/25/20......................................        986,350
     1,000,000    Fannie Mae, 1993-155TC, 7.00%, 03/25/23......................................      1,001,100
     1,250,000    Fannie Mae, 1993-120N, 7.00%, 07/25/23.......................................      1,186,350
        97,273    Freddie Mac, 1606 LC, 6.07%, 05/15/08(b).....................................         97,914
     1,000,000    Freddie Mac, 1552 HB, 6.50%, 11/15/22........................................        962,770
       825,000    Freddie Mac, 1627 PJ, 6.00%, 03/15/23........................................        782,950
     1,120,000    Freddie Mac, 2078 PD, 6.25%, 12/15/26........................................      1,066,778
     1,500,000    GNMA, 1998-23V, 6.25%, 09/20/13..............................................      1,414,380
                                                                                                 -------------
                           Total CMOs & REMICs - (identified cost $7,679,537)..................     7,498,592
                                                                                                 -------------

DAVIS SERIES, INC.
SCHEDULE OF INVESTMENTS At June 30, 1999 (Unaudited)
DAVIS GOVERNMENT BOND FUND - CONTINUED

                                                                                                     VALUE
PRINCIPAL                                                                                           (NOTE 1)
==============================================================================================================
SHORT TERM - (5.48%)
$    3,360,000  State Street Bank and Trust Co. Repurchase Agreement, 4.85%, 07/01/99, dated
                  06/30/99, repurchase value of $3,360,453 (collateralized by $3,475,000 par value Fannie Mae, 5.51%, 05/29/01, market value $3,462,146)
                  - (identified cost $3,360,000)...............................................  $   3,360,000
                                                                                                 --------------


                  Total Investments - (102.43%) - (identified cost $65,426,676) (a)............     62,812,741
                  Liabilities Less Other Assets - (2.43 %)..................................        (1,488,172)
                                                                                                 --------------
                           Net Assets - (100%) ...............................................   $  61,324,569
                                                                                                 ==============

(a) Aggregate cost for Federal Income Tax purposes is $65,426,676. At June 30, 1999 unrealized appreciation (depreciation) of securities for Federal Income Tax purposes is as follows:

                  Unrealized appreciation......................................................  $     159,596
                  Unrealized depreciation......................................................     (2,773,531)
                                                                                                 --------------
                           Net unrealized depreciation.........................................  $  (2,613,935)
                                                                                                 ==============

(b) The interest rates on floating rate securities, shown as of June 30, 1999, may change monthly or less frequently and are based on indices of market interest rates.




SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
SCHEDULE OF INVESTMENTS At June 30, 1999 (Unaudited)
DAVIS GOVERNMENT MONEY MARKET FUND

                                                                                                     VALUE
PRINCIPAL                                                                                           (NOTE 1)
==============================================================================================================
FANNIE MAE - (26.38%)
$    5,045,000    4.86%, 07/15/99 Discount Note................................................  $   5,035,465
     4,820,000    4.89%, 07/19/99 Discount Note................................................      4,808,215
    11,400,000    4.85%, 07/21/99 Discount Note................................................     11,369,283
    11,410,000    4.70%, 08/05/99 Discount Note................................................     11,357,863
    11,405,000    4.78%, 08/06/99 Discount Note................................................     11,350,484
    24,590,000    4.84%, 08/10/99 Discount Note................................................     24,457,760
    14,910,000    4.77%, 08/17/99 Discount Note................................................     14,817,148
    13,520,000    4.70%, 08/18/99 Discount Note................................................     13,435,275
    15,000,000    4.88%, 09/01/99 Discount Note................................................     14,873,933
    10,165,000    4.88%, 09/03/99 Discount Note................................................     10,076,813
     6,200,000    4.74%, 09/16/99 Discount Note................................................      6,137,142
    10,000,000    4.86%, 09/16/99 Discount Note................................................      9,896,050
                                                                                                 -------------
                           Total Fannie Mae - (identified cost $137,615,431)...................   137,615,431
                                                                                                 -------------

FEDERAL HOME LOAN BANK - (3.79%)
    20,000,000    4.557%, 09/24/99 Discount Note - (identified cost $19,784,808)...............     19,784,808
                                                                                                 -------------

FREDDIE MAC - (62.68%)
    16,365,000    4.753%, 07/01/99 Discount Note...............................................     16,365,000
    12,465,000    4.76%, 07/06/99 Discount Note................................................     12,456,759
    12,795,000    4.76%, 07/09/99 Discount Note................................................     12,781,466
    11,150,000    4.70%, 07/12/99 Discount Note................................................     11,133,987
    14,970,000    4.73%, 07/13/99 Discount Note................................................     14,946,397
     6,035,000    4.75%, 07/14/99 Discount Note................................................      6,024,648
    10,460,000    4.83%, 07/16/99 Discount Note................................................     10,438,949
    13,595,000    4.80%, 07/19/99 Discount Note................................................     13,562,372
    14,945,000    4.81%, 07/20/99 Discount Note................................................     14,907,060
    20,000,000    4.75%, 07/23/99 Discount Note................................................     19,941,944
     5,955,000    4.71%, 08/09/99 Discount Note................................................      5,924,615
     8,000,000    4.73%, 08/09/99 Discount Note................................................      7,959,007
     8,670,000    4.795%, 08/11/99 Discount Note...............................................      8,622,653
     6,430,000    4.706%, 08/12/99 Discount Note...............................................      6,394,697
    15,000,000    4.86%, 08/12/99 Discount Note................................................     14,914,950
    10,000,000    4.73%, 08/13/99 Discount Note................................................      9,943,503
     3,360,000    4.78%, 08/16/99 Discount Note................................................      3,339,478
    10,000,000    4.81%, 08/16/99 Discount Note................................................      9,938,539
    13,865,000    4.805%, 08/19/99 Discount Note...............................................     13,774,321
    15,245,000    4.70%, 08/20/99 Discount Note................................................     15,145,484
     5,575,000    4.74%, 08/23/99 Discount Note................................................      5,536,096
    10,000,000    4.79%, 08/23/99 Discount Note................................................      9,929,481
    10,930,000    4.79%, 08/24/99 Discount Note................................................     10,851,468
     4,830,000    4.73%, 08/25/99 Discount Note................................................      4,795,097
     7,250,000    4.74%, 08/26/99 Discount Note................................................      7,196,543

DAVIS SERIES, INC.
SCHEDULE OF INVESTMENTS At June 30, 1999 (Unaudited)
DAVIS GOVERNMENT MONEY MARKET FUND-CONTINUED

                                                                                                     VALUE
PRINCIPAL                                                                                           (NOTE 1)
==============================================================================================================
FREDDIE MAC - CONTINUED
$   13,520,000    4.79%, 08/27/99 Discount Note................................................ $   13,417,462
    15,000,000    4.79%, 09/02/99 Discount Note................................................     14,874,263
     4,870,000    4.90%, 09/03/99 Discount Note................................................      4,827,577
     6,375,000    4.74%, 09/08/99 Discount Note................................................      6,317,083
       890,000    4.70%, 09/15/99 Discount Note................................................        881,169
    10,000,000    5.02%, 09/23/99 Discount Note................................................      9,882,868
    10,000,000    7.125%, 07/21/99 Medium Term Note............................................     10,010,328
                                                                                                --------------
                           Total Freddie Mac - (identified cost $327,035,264).................    327,035,264
                                                                                                --------------

SALLIE MAE - (4.41%)
     5,000,000    5.469%, 07/15/99 Floating Rate Note (b)......................................      5,000,000
     8,000,000    5.239%, 09/15/99 Floating Rate Note (b)......................................      8,000,000
    10,000,000    5.159%, 12/16/99 Floating Rate Note (b)......................................     10,000,000
                                                                                                --------------
                           Total Sallie Mae - (identified cost $23,000,000)...................     23,000,000
                                                                                                --------------

                  Total Investments - (97.26%) - (identified cost $507,435,503) - (a)..........    507,435,503
                  Other Assets Less Liabilities - (2.74%)......................................     14,321,391
                                                                                                --------------
                           Net Assets - (100%)................................................. $  521,756,894
                                                                                                ==============


(a) Aggregate cost for Federal Income Tax Purposes is $507,435,503.

(b) The interest rates on floating rate securities, shown as of June 30, 1999, may change monthly or less frequently and are based on indices of market interest rates.




SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
SCHEDULE OF INVESTMENTS At June 30, 1999 (Unaudited)
DAVIS FINANCIAL FUND

                                                                                                     VALUE
SHARES                              SECURITY                                                        (NOTE 1)
==============================================================================================================
COMMON STOCK - (99.96%)

   BANKS AND SAVINGS & LOAN ASSOCIATIONS - (16.52%)
       543,168    Bank of America Corp.........................................................  $  39,821,004
       276,726    Bank of East Asia Ltd........................................................        700,857
       810,000    Bank of New York Co., Inc....................................................     29,716,875
       180,000    Bank One Corp................................................................     10,721,250
        60,000    Fifth Third Bancorp..........................................................      3,995,625
        24,000    Golden West Financial Corp...................................................      2,352,000
       326,099    Lloyds TSB Group PLC.........................................................      4,428,225
        90,000    State Street Corp............................................................      7,683,750
       520,000    U.S. Bancorp ................................................................     17,680,000
     1,326,330    Wells Fargo Co...............................................................     56,700,608
                                                                                                 -------------
                                                                                                   173,800,194
                                                                                                 -------------
   BUILDING MATERIALS - (5.42%)
       598,300    Martin Marietta Materials, Inc...............................................     35,299,700
       750,800    Masco Corp...................................................................     21,679,350
                                                                                                 -------------
                                                                                                    56,979,050
                                                                                                 -------------
   CONSUMER PRODUCTS - (3.97%)
     1,040,000    Philip Morris Cos., Inc......................................................     41,795,000
                                                                                                 -------------
   DIVERSIFIED - (3.92%)
           597    Berkshire Hathaway, Inc. (Class A)*..........................................     41,133,300
            24    Berkshire Hathaway, Inc. (Class B)*..........................................         53,760
                                                                                                 -------------
                                                                                                    41,187,060
                                                                                                 -------------
   DIVERSIFIED MANUFACTURING - (2.70%)
       300,000    Tyco International Ltd.......................................................     28,425,000
                                                                                                 -------------
   FINANCIAL SERVICES - (60.27%)
      INSURANCE - (26.00%)
       310,000    Ace, Ltd.....................................................................      8,757,500
       180,000    The Allstate Corp............................................................      6,457,500
       181,225    American International Group, Inc............................................     21,214,652
       155,100    Chubb Corp...................................................................     10,779,450
       517,500    Cincinnati Financial Corp....................................................     19,406,250
       140,000    ESG Re Ltd.   ...............................................................      2,086,875
        20,000    Executive Risk Inc...........................................................      1,701,250
       337,300    FPIC Insurance Group, Inc.*..................................................     16,316,888
       654,500    Horace Mann Educators Corp...................................................     17,794,219
       185,000    Leucadia National Corp. .....................................................      4,694,375
         7,500    Markel Corp.*................................................................      1,402,500
        24,000    Mercury General Corp.........................................................        816,000
         1,509    Nuernberger Beteil AGAKT LITA................................................      1,446,664
       212,000    Orion Capital Corp...........................................................      7,605,500
       210,000    Progressive Corp. (Ohio).....................................................     30,450,000
       655,900    ReliaStar Financial Corp.....................................................     28,695,625


DAVIS SERIES, INC.
SCHEDULE OF INVESTMENTS At June 30, 1999 (Unaudited)
DAVIS FINANCIAL FUND - CONTINUED


                                                                                                     VALUE
SHARES/PRINCIPAL                           SECURITY                                                 (NOTE 1)
==============================================================================================================
COMMON STOCK  - CONTINUED

   FINANCIAL SERVICES - CONTINUED
      INSURANCE - CONTINUED
        86,000    Risk Capital Holdings, Inc.*................................................. $     1,182,500
       513,075    RLI Corp. (b)................................................................      19,881,656
        15,000    Stirling Cooke Brown Holdings Ltd............................................          61,406
       761,700    Transatlantic Holdings Inc...................................................      57,079,894
       230,000    Travelers Property Casualty Corp. Class A....................................       8,998,750
       118,900    XL Capital Ltd. Class A......................................................       6,717,850
                                                                                                ---------------
                                                                                                    273,547,304
                                                                                                ---------------
OTHER FINANCIAL SERVICES - (34.27%)
       673,000    American Express Co..........................................................      87,574,125
       365,000    Capital One Financial Corp...................................................      20,325,938
       112,500    Charles Schwab Corp..........................................................      12,360,938
     1,162,500    Citigroup, Inc...............................................................      55,218,750
       246,400    Donaldson, Lufkin & Jenrette Inc.............................................      14,845,600
       220,000    Freddie Mac..................................................................      12,760,000
     1,239,500    Household International, Inc.................................................      58,721,313
       330,000    Legg Mason, Inc..............................................................      12,705,000
       500,000    MBNA Corp....................................................................      15,312,500
       143,950    Morgan Stanley Dean Witter & Co..............................................      14,754,875
       597,500    Providian Financial Corp.....................................................      55,866,250
                                                                                                ---------------
                                                                                                    360,445,289
                                                                                                ---------------
   RESTAURANT & FOOD - (4.47%)
     1,139,000    McDonald's Corp..............................................................      47,054,933
                                                                                                ---------------

   TECHNOLOGY - (2.69%)
        50,000    Hewlett-Packard Co...........................................................       5,025,000
       180,000    International Business Machines Corp.........................................      23,265,000
                                                                                                ---------------
                                                                                                     28,290,000
                                                                                                ---------------

                           Total Common Stock - (identified cost $762,596,530).................   1,051,523,830
                                                                                                ---------------

CONVERTIBLE BOND - (0.19%)
$      750,000    Cincinnati Financial Corp., Sr. Deb., Conv., 5.50%, 05/01/02
                           - (identified cost $980,625)........................................       1,980,938
                                                                                                ---------------

                  Total Investments - (100.15%) - (identified cost $763,577,155) - (a).........   1,053,504,768
                  Liabilities Less Other Assets - (0.15%)......................................      (1,581,899)
                                                                                                ---------------

                           Net Assets - (100%) ...............................................  $ 1,051,922,869
                                                                                                ===============




*Non-Income Producing Security.

DAVIS SERIES, INC
SCHEDULE OF INVESTMENTS At June 30, 1999 (Unaudited)
DAVIS FINANCIAL FUND - CONTINUED


                                                                                                     VALUE
                                                                                                    (NOTE 1)
==============================================================================================================

 (a) Aggregate cost for Federal Income Tax purposes is $763,577,155. At June 30,
1999 unrealized appreciation (depreciation) of securities for Federal Income Tax purposes is as follows:

                  Unrealized appreciation...................................................... $  303,733,905
                  Unrealized depreciation......................................................    (13,806,292)
                                                                                                --------------

                           Net unrealized appreciation......................................... $  289,927,613
                                                                                                ==============



(b) Affiliated company. Represents ownership of at least 5% of the voting securities of the issuer and is an affiliate, as defined in the Investment Company Act of 1940, at or during the six months ended June 30, 1999. The aggregate fair value of the security of affiliated company held by the Fund as of June 30, 1999 amounts to $19,881,656. Transactions during the period in which the issuers were affiliates are as follows:

                            Shares                 Gross           Gross          Shares           Dividend
Security                    December 31, 1998      Additions       Reductions     June 30, 1999    Income
--------                    -----------------      ---------       ----------     -------------    ------

RLI Corp.                        513,075               -                -            513,075         138,530





SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
SCHEDULE OF INVESTMENTS At June 30, 1999 (Unaudited)
DAVIS CONVERTIBLE SECURITIES FUND

                                                                                                      VALUE
SHARES                                            SECURITY                                           (NOTE 1)
==============================================================================================================
CONVERTIBLE PREFERRED STOCK - (37.34%)

   COMMUNICATIONS - (1.83%)
       102,400    Loral Space & Communications, Inc., 6.00%, Pfd. Conv. Ser. C.................  $   5,184,000
                                                                                                 -------------
   DIVERSIFIED (REIT) - (6.65%)
       400,000    General Growth Properties, 7.25%, Cum. Conv. Pfd.............................      9,600,000
       224,000    Glenborough Realty Trust, 7.75%, Ser. A Conv. Pfd............................      4,256,000
        98,000    Rouse Co., $3.00, Ser. B Conv. Pfd...........................................      3,932,250
        21,700    Vornado Realty Trust, 6.50%, Ser. A Conv. Pfd................................      1,095,850
                                                                                                 -------------
                                                                                                    18,884,100
                                                                                                 -------------
   ENERGY - (7.82%)
       152,500    CalEnergy Capital Trust II, 6.25%, Conv. Pfd.................................      7,605,938
       144,200    Devon Financing Trust, $3.25, Conv. Pfd......................................      8,724,100
        30,000    Devon Financing Trust, $3.25, Ser. 144A Conv. Pfd. (b).......................      1,815,000
        59,600    Tosco Financing Trust, 5.75%, Conv. Pfd......................................      2,920,400
        22,800    Tosco Financing Trust, 5.75%, Ser. 144A Conv. Pfd. (b).......................      1,117,200
                                                                                                 -------------
                                                                                                    22,182,638
                                                                                                 -------------
   HOTELS - (0.41%)
        27,900    Host Marriott Financial Trust, 6.75%, Ser. 144A Conv. Pfd. (b)...............      1,168,313
                                                                                                 -------------
   INDUSTRIAL - (5.35%)
       242,900    Sealed Air Corp., $2.00, Ser. A Cum. Conv. Pfd...............................     15,181,250
                                                                                                 -------------
   MULTI-FAMILY HOUSING (REITS) - (1.55%)
       128,900    Equity Residential Properties Trust, 7.00%, Ser. E Conv. Pfd.................      3,254,725
        48,100    Equity Residential Properties Trust, 7.25%, Ser. G Cum. Conv. Pfd............      1,145,381
                                                                                                 -------------
                                                                                                     4,400,106
                                                                                                 -------------
   OFFICE/INDUSTRIAL (REIT) - (7.04%)
       160,000    Crescent Real Estate Equities, 6.75%, Ser. A Conv. Pfd.......................      2,740,000
       153,000    Equity Office Properties Trust, 5.25%, Ser. B Cum. Conv. Pfd.................      6,540,750
       230,000    Reckson Assoc. Realty, 7.625%, Ser. A Cum. Conv. Pfd.........................      5,246,875
       240,000    SL Green Realty Corp., 8.00%, Cum. Conv. Pfd.................................      5,445,000
                                                                                                 -------------
                                                                                                    19,972,625
                                                                                                 -------------
   RESTAURANT (REITS) - (1.81%)
       248,100    U.S. Restaurant Properties, 7.72%, Ser. A Cum. Conv. Pfd.....................      5,132,569
                                                                                                 -------------
   THEME PARKS - (3.57%)
       149,000    Premier Parks, Inc., 7.50%, Cum. Conv. Pfd...................................     10,132,000
                                                                                                 -------------

   TRANSPORTATION - (1.31%)
        70,000    Union Pacific Cap. Trust, 6.25%, Ser. 144A Cum. Conv. Pfd. (b)...............      3,718,750
                                                                                                 -------------

                           Total Convertible Preferred Stock - (identified cost $111,105,025)..    105,956,351
                                                                                                 -------------

DAVIS SERIES, INC.
SCHEDULE OF INVESTMENTS At June 30, 1999 (Unaudited)
DAVIS CONVERTIBLE SECURITIES FUND - CONTINUED

                                                                                                      VALUE
PRINCIPAL/SHARES                                  SECURITY                                           (NOTE 1)
==============================================================================================================
CONVERTIBLE BONDS - (33.43%)

   ENERGY - (2.71%)
$   11,415,000    Valhi Inc., Conv. Sub. Deb., Zero Cpn., 10/20/07 (e).........................  $   7,690,856
                                                                                                 -------------
   FINANCIAL SERVICES - (11.62%)
       500,000    Alex Brown, Inc., Conv. Sub. Deb., 5.75%, 06/12/01...........................      2,180,000
    10,000,000    American Express Credit, Conv. Notes, 1.125%, 02/19/03.......................     12,562,500
     1,816,000    Bank One Corp. Conv. Deb., 12.75%, 12/01/00..................................      5,829,360
     3,300,000    Bell Atlantic Financial Services, Series 144A, 5.75%, 04/01/03 (b)...........      3,312,375
     7,998,000    Republic National Bank NY, Conv. Sr. Notes, 1.875%, 08/12/02.................      9,077,730
                                                                                                 -------------
                                                                                                    32,961,965
                                                                                                 -------------
   HOTELS - (1.32%)
     4,100,000    Hilton Hotels Corp., Conv. Sub. Notes, 5.00%, 05/15/06.......................      3,761,750
                                                                                                 -------------
   INDUSTRIAL - (5.33%)
     7,570,000    IMAX Corp., Conv. Sub. Deb., 5.75%, 04/01/03.................................      8,998,838
     9,600,000    Xerox Corp., 144A Conv. Sub. Notes, Zero Cpn., 04/12/18 (b) (e)..............      6,120,000
                                                                                                 -------------
                                                                                                    15,118,838
                                                                                                 -------------
   INSURANCE - (2.42%)
    3,000,000     American International Group, Inc., Conv. Notes, 2.25%, 07/30/04.............      4,216,890
     1,000,000    Cincinnati Financial Corp. Conv. Sub. Deb., 5.50%, 05/01/02..................      2,641,250
                                                                                                 -------------
                                                                                                     6,858,140
                                                                                                 -------------
   MULTI-FAMILY HOUSING (REIT) - (0.21%)
      500,000Camden Property Trust, Conv. Sub. Deb., 7.33%, 04/01/01...........................        590,000
                                                                                                 -------------
   MULTIMEDIA - (2.70%)
   10,700,000News America Holdings, Conv. Sub. Deb., Zero Cpn., 03/11/13 (e)...................      7,677,250
                                                                                                 -------------
   RETAIL (REIT) - (0.14%)
       350,000    Mid-Atlantic Realty Trust, Conv. Sub. Deb., 7.625%, 09/15/03.................        387,188
                                                                                                 -------------
   TECHNOLOGY - (6.97%)
     8,199,000    Hewlett-Packard Co., 144A Conv. Sub. Notes, Zero Cpn., 10/14/17 (b) (e)......      5,360,096
     1,400,000    Micron Technology, Inc., Conv. Sub. Notes, 7.00%, 07/01/04...................      1,438,500
     6,620,000    Motorola, Inc., Conv. Sub. Deb., Zero Cpn., 09/27/13 (e).....................      7,116,500
     5,400,000    Waste Management, Inc., Conv. Sub. Notes, 2.00%, 01/24/05....................      5,865,750
                                                                                                 -------------
                                                                                                    19,780,846
                                                                                                 -------------
TRANSPORTATION - (0.01%)
       500,000    Florida West Airlines, Inc., 8.00%, 03/25/99+ (c)............................         40,000
                                                                                                 -------------

                           Total Convertible Bonds - (identified cost $82,322,979).............     94,866,833
                                                                                                 -------------


COMMON STOCK  - (27.35%)

   BANKS  AND SAVINGS & LOAN ASSOCIATIONS - (0.69%)
        32,976    Bank One Corp................................................................      1,964,133
                                                                                                 -------------
   BUILDING MATERIALS - (0.96%)
        94,606    Masco Corp...................................................................      2,731,748
                                                                                                 -------------

DAVIS SERIES, INC.
SCHEDULE OF INVESTMENTS At June 30, 1999 (Unaudited)
DAVIS CONVERTIBLE SECURITIES FUND - CONTINUED

                                                                                                      VALUE
SHARES/PRINCIPAL                                  SECURITY                                           (NOTE 1)
==============================================================================================================
COMMON STOCK - CONTINUED

   DIVERSIFIED FINANCIAL SERVICES - (1.90%)
       113,716    Citigroup, Inc...............................................................  $   5,401,510
                                                                                                 -------------
   DIVERSIFIED (REITS) - (0.30%)
        48,600    Glenborough Realty Trust, Inc................................................        850,500
                                                                                                 -------------
   ENERGY - (1.40%)
        82,000    Devon Energy Corp............................................................      2,931,500
       30,000     MidAmerican Energy Holdings Co...............................................      1,038,750
                                                                                                 -------------
                                                                                                     3,970,250
                                                                                                 -------------
   FINANCIAL SERVICES - (0.62%)
        13,400    American Express Co..........................................................      1,743,675
                                                                                                 -------------
   HOTELS - (0.53%)
       106,000    Hilton Hotels Corp...........................................................      1,503,875
                                                                                                 -------------
   INSURANCE - (4.60%)
       111,499    American International Group, Inc............................................     13,052,352
                                                                                                 -------------
   OFFICE /INDUSTRIAL (REITS/REOCS) - (0.91%)
        58,156    Centerpoint Properties Corp..................................................      2,129,964
        17,770    Equity Office Properties Trust...............................................        455,356
                                                                                                 -------------
                                                                                                     2,585,320
                                                                                                 -------------
   REAL ESTATE DEVELOPMENT (REIT) - (3.80%)
       305,200    Vornado Realty Trust.........................................................     10,777,375
                                                                                                 -------------
   SELF STORAGE (REIT) - (1.60%)
       162,121    Public Storage, Inc..........................................................      4,539,386
                                                                                                 -------------
   TECHNOLOGY - (9.83%)
       132,700    Hewlett -Packard Co..........................................................     13,336,350
        58,000    Intel Corp...................................................................      3,449,188
        36,000    Micron Technology, Inc.*.....................................................      1,451,250
        20,000    Motorola, Inc................................................................      1,895,000
       103,000    SAP AG.......................................................................      3,566,375
        28,958    Texas Instruments, Inc.......................................................      4,198,910
                                                                                                 -------------
                                                                                                    27,897,073
                                                                                                 -------------
   TELECOMMUNICATIONS - (0.21%)
        32,800    Loral Space & Communications, Ltd.*..........................................        590,400
                                                                                                 -------------

                           Total Common Stock - (identified cost $47,904,152)..................     77,607,597
                                                                                                 -------------

SHORT TERM - (1.41%)
$    3,985,000    State Street Bank and Trust Co. Repurchase Agreement, 4.85%, 07/01/99, dated
                   06/30/99, repurchase value $3,985,537 (collateralized by $4,070,000 par value Fannie Mae MTN , 5.86%, 11/07/00, market value $4,108,270)
                   - (identified cost $3,985,000)..............................................      3,985,000
                                                                                                 -------------

DAVIS SERIES, INC.
SCHEDULE OF INVESTMENTS At June 30, 1999 (Unaudited)
DAVIS CONVERTIBLE SECURITIES FUND - CONTINUED

                                                                                                      VALUE
                                                                                                     (NOTE 1)
==============================================================================================================
                  Total Investments - (99.53%) - (identified cost $245,317,156) - (a)..........  $ 282,415,781
                  Other Assets Less Liabilities - (0.47%)......................................      1,333,215
                                                                                                 -------------

                           Net Assets - (100%) ................................................   $283,748,996
                                                                                                 =============



*Non-Income Producing Security.

+This security is in default and is not currently paying interest.


(a) Aggregate cost for Federal Income Tax purposes is $245,317,156. At June 30, 1999 unrealized appreciation (depreciation) of securities for Federal Income Tax purposes is as follows:

                  Unrealized appreciation......................................................  $  50,003,395
                  Unrealized depreciation......................................................    (12,904,770)
                                                                                                 -------------
                           Net unrealized appreciation.........................................  $  37,098,625
                                                                                                 =============

(b) These securities are subject to Rule 144A. The Board of Directors of the Fund has determined that there is sufficient liquidity in these securities to realize current valuations. These securities amounted to $22,611,734 and 7.97% of the Fund's total net assets as of June 30, 1999.


(c) Illiquid security. See Note 7 of the Notes to Financial Statements.


(d) As of June 30, 1999, zero coupon bonds represented $33,964,702 or 11.97% of the Fund's net assets. Because zero coupon bonds pay no interest and compound semi-annually at the fixed rate at the time of reissuance, their value is generally more volatile than the value of other debt securities.





SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
SCHEDULE OF INVESTMENTS At June 30, 1999 (Unaudited)
DAVIS REAL ESTATE FUND

                                                                                                      VALUE
SHARES                                            SECURITY                                           (NOTE 1)
==============================================================================================================
COMMON STOCK - (89.78%)

   APARTMENTS (REITS) - (22.92%)
       446,031    Apartment Investment & Management Co.........................................  $  19,067,825
       679,900    Archstone Communities Trust..................................................     14,915,306
       364,567    Avalon Bay Communities, Inc..................................................     13,488,979
     1,455,600    Boardwalk Equities, Inc.*....................................................     14,729,259
       488,300    Gables Residential Trust.....................................................     11,780,238
       749,900    Home Properties of New York, Inc. ...........................................     20,715,988
                                                                                                 -------------
                                                                                                    94,697,595
                                                                                                 -------------
   DIVERSIFIED - (0.81%)
       489,115    Crescent Operating, Inc.* (c)................................................      3,347,381
                                                                                                 -------------

   DIVERSIFIED (REITS) - (12.56%)
       456,300    Glenborough Realty Trust, Inc................................................      7,985,250
       421,600    Rouse Co.....................................................................     10,698,100
       400,000    Spieker Properties, Inc......................................................     15,550,000
       499,500    Vornado Realty Trust.........................................................     17,638,594
                                                                                                 -------------
                                                                                                    51,871,944
                                                                                                 -------------
   GOLF (REITS) - (3.02%)
       510,400    Golf Trust of America, Inc. (c)..............................................     12,472,900
                                                                                                 -------------
   HEALTH CARE (REITS) - (1.96%)
       619,100    Meditrust Cos................................................................      8,086,994
                                                                                                 -------------
   HOTELS & LODGING - (12.72%)
       796,900    Hilton Hotels Corp...........................................................     11,306,019
       304,700    Marriott International, Inc..................................................     11,388,163
       561,500    MeriStar Hospitality Corp. (REIT)............................................     12,598,656
       564,500    Starwood Hotels & Resorts Worldwide, Inc.....................................     17,252,531
                                                                                                 -------------
                                                                                                    52,545,369
                                                                                                 -------------
   INDUSTRIAL (REITS) - (5.99%)
       270,300    Centerpoint Properties Corp..................................................      9,899,738
       300,000    Centerpoint Properties Corp. Private (b).....................................     10,712,813
       176,400    Prentiss Properties Trust....................................................      4,145,400
                                                                                                 -------------
                                                                                                    24,757,951
                                                                                                 -------------
   MALLS (REITS) - (0.43%)
        50,000    General Growth Properties, Inc...............................................      1,775,000
                                                                                                 -------------
   OFFICE SPACE (REITS) - (13.84%)
       563,200    Alexandria Real Estate Equities, Inc.........................................     17,600,000
       487,900    Boston Properties, Inc.......................................................     17,503,413
       342,600    Crescent Real Estate Equities Co.............................................      8,136,750
       140,002    Equity Office Properties Trust...............................................      3,587,551
       312,600    Parkway Properties Inc.......................................................     10,354,875
                                                                                                 -------------
                                                                                                    57,182,589
                                                                                                 -------------
   REAL ESTATE DEVELOPMENT - (3.33%)
      886,800     Catellus Development Corp.*...............................................        13,745,400
                                                                                                 -------------

DAVIS SERIES, INC.
SCHEDULE OF INVESTMENTS At June 30, 1999 (Unaudited)
DAVIS REAL ESTATE FUND - CONTINUED

                                                                                                      VALUE
SHARES/PRINCIPAL                                  SECURITY                                           (NOTE 1)
==============================================================================================================
COMMON STOCK - CONTINUED

   RESORTS/THEME PARKS - (1.33%)
       207,600    Vail Resorts, Inc.* ......................................................... $    3,633,000
       106,761    Vail Resorts, Inc. Private * (b).............................................      1,868,318
                                                                                                --------------
                                                                                                     5,501,318
                                                                                                --------------

   RESTAURANT ORIENTED - (0.42%)
        29,700    U.S. Restaurant Properties, Inc. (REIT)......................................      1,714,875
                                                                                                --------------
   SHOPPING CENTERS - (3.87%)
       715,000    JDN Realty Corp. (REIT)......................................................     15,998,125
                                                                                                --------------
   STORAGE (REITS) - (6.58%)
       570,000    Public Storage, Inc..........................................................     15,960,000
       352,400    Storage USA Inc..............................................................     11,232,750
                                                                                                --------------
                                                                                                    27,192,750
                                                                                                --------------

                           Total Common Stock - (identified cost $377,293,637).................    370,890,191
                                                                                                --------------

CONVERTIBLE PREFERRED STOCK - (9.15%)

   DIVERSIFIED - (0.25%)
        20,000    Vornado Realty Trust, 6.50%, Ser. A Conv. Pfd................................      1,010,000
                                                                                                --------------
   MALLS - (3.02%)
       520,000    General Growth Properties, 7.25%, Conv. Pfd..................................     12,480,000
                                                                                                --------------
   OFFICE - (1.92%)
       350,300    SL Green Realty Corp., 8.00%, Conv. Pfd......................................      7,947,431
                                                                                                --------------
   RESORTS/THEME PARKS - (3.96%)
       240,600    Premier Parks Inc. 7.50%, Conv. Pfd..........................................     16,360,800
                                                                                                --------------

                           Total Convertible Preferred Stock - (identified cost $37,449,684)...     37,798,231
                                                                                                --------------
SHORT TERM - (1.06%)
$    4,380,000    State Street Bank and Trust Co. Repurchase Agreement, 4.85%, 07/01/99, dated
                   06/30/99, repurchase value $4,380,590 (collateralized by $4,470,000 par value  Fannie Mae MTN, 5.86%, 11/07/00, market value $4,512,031)
                   - (identified cost $4,380,000)..............................................      4,380,000
                                                                                                --------------


                  Total Investment - (99.99%) - (identified cost $ 419,123,321) - (a)..........    413,068,422
                  Other Assets Less Liabilities - (0.01%)......................................         44,050
                                                                                                --------------

                           Net Assets - (100%)................................................. $  413,112,472
                                                                                                ==============


DAVIS SERIES, INC.
SCHEDULE OF INVESTMENTS At June 30, 1999 (Unaudited)
DAVIS REAL ESTATE FUND - CONTINUED

                                                                                                      VALUE
SHARES                                            SECURITY                                           (NOTE 1)
==============================================================================================================
*Non-Income Producing Security.

(a) Aggregate cost for Federal Income Tax purposes is $419,123,321. At June 30,
1999 unrealized appreciation (depreciation) of securities for Federal Income Tax purposes is as follows:

                  Unrealized appreciation...................................................... $   20,366,151
                  Unrealized depreciation.....................................................     (26,421,050)
                                                                                                --------------

                           Net unrealized depreciation ........................................ $   (6,054,899)
                                                                                                ==============


(b) Restricted security. See Note 7 of the Notes to Financial Statements.


(c) Affiliated company. Represents ownership of at least 5% of the voting securities of the issuer and is an affiliate, as defined in the Investment Company Act of 1940, at or during the six months ended June 30, 1999. The aggregate fair value of the securities of affiliated companies held by the Fund as of June 30, 1999 amounts to $15,820,281. Transactions during the period in which the issuers were affiliates are as follows:

                            Shares                 Gross           Gross          Shares            Dividend
Security                    December 31, 1998      Additions       Reductions     June 30, 1999     Income
--------                    -----------------      ---------       ----------     -------------     ------
Crescent Operating, Inc.              21,740       467,375               -          489,115             -

Golf Trust of America, Inc.          225,100       289,100             3,800        510,400          450,824




SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
STATEMENT OF ASSETS AND LIABILITIES
At June 30, 1999 (Unaudited)
================================================================================


                                                                        DAVIS
                                           DAVIS         DAVIS        GOVERNMENT                      DAVIS
                                          GROWTH       GOVERNMENT       MONEY         DAVIS        CONVERTIBLE       DAVIS
                                        OPPORTUNITY       BOND          MARKET       FINANCIAL      SECURITIES     REAL ESTATE
                                           FUND           FUND           FUND          FUND            FUND           FUND
                                           ----           ----           ----          ----            ----           ----
  ASSETS:
  Investments in securities, at
     value * (see accompanying
     Schedules of Investments)
     Unaffiliated companies.........   $107,001,276   $62,812,741   $507,435,503  $1,033,623,112   $282,415,781  $ 397,248,141
     Affiliated companies...........      2,041,094         -              -          19,881,656          -         15,820,281
  Cash..............................          -            33,372         37,640           -            214,555          4,990
  Receivables:
     Dividends and interest.........         98,968       661,668        563,865       1,333,215      1,383,047      2,427,412
     Capital stock sold.............        109,656       161,961     16,893,783       1,472,940        521,443      1,086,494
     Investments sold...............          -             -              -           1,387,292          -              -
     Prepaid expenses...............         36,212         6,976         41,077         124,031         31,700         76,310
                                       ------------   -----------  -------------  --------------   ------------  -------------

             Total assets...........    109,287,206    63,676,718    524,971,868   1,057,822,246    284,566,526    416,663,628
                                       ------------   -----------  -------------  --------------   ------------  -------------
  LIABILITIES:
  Cash Overdraft....................        188,385         -              -           2,019,066          -              -
  Payables:
     Investment securities
       purchased............                 47,500         -              -              35,000          -          1,972,771
     Capital stock reacquired.......      2,981,667     2,181,116      2,829,269       2,048,032        366,990        887,091
  Accrued expenses..................        105,295       112,284        363,956         918,879        253,963        384,093
  Commissions payable to
       distributor (Note 3).........         91,290        58,749          -             878,400        196,577        307,201
  Distributions payable.............          -                           21,749           -               -             -
                                       ------------   -----------  -------------  --------------   ------------  -------------

           Total liabilities........      3,414,137     2,352,149      3,214,974       5,899,377        817,530      3,551,156
                                       ------------   -----------  -------------  --------------   ------------  -------------
  NET ASSETS (NOTE 5)...............   $105,873,069   $61,324,569  $ 521,756,894  $1,051,922,869   $283,748,996  $ 413,112,472
                                       ============   ===========  =============  ==============   ============  =============



  NET ASSETS CONSIST OF:
  Undistributed net
  investment
    income (deficit)................       (476,741)     (251,794)        -            1,035,168      1,958,964      4,324,196
  Par value of shares of
  capital Stock.....................         44,724       109,804      5,217,569         332,637        106,774        193,325
    Additional paid-in capital......     60,461,700    64,839,928    516,539,325     747,983,161    239,205,350    440,240,307
  Accumulated net realized
  gain (loss).......................     21,037,318      (759,434)         -          12,644,290      5,379,283    (25,590,457)

  Net unrealized appreciation
    (depreciation) on
    investments.....................     24,806,068    (2,613,935)         -         289,927,613     37,098,625     (6,054,899)
                                       ------------   -----------  -------------  --------------   ------------  -------------
                                       $105,873,069  $ 61,324,569   $521,756,894  $1,051,922,869   $283,748,996  $ 413,112,472
                                       ============   ===========  =============  ==============   ============  =============


* Including repurchase agreements of $3,360,000, $3,985,000 and $4,380,000 for Davis Government Bond Fund, Davis Convertible Securities Fund and Davis Real Estate Fund, respectively, and cost of $84,236,302, $65,426,676, $507,435,503,
$763,577,155, $245,317,156 and $419,123,321 for Davis Growth Opportunity Fund,
Davis Government Bond Fund, Davis Government Money Market Fund, Davis Financial Fund, Davis Convertible Securities Fund and Davis Real Estate Fund, respectively.





SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
STATEMENT OF ASSETS AND LIABILITIES - Continued
At June 30, 1999 (Unaudited)
================================================================================


                                                                        DAVIS
                                           DAVIS         DAVIS        GOVERNMENT                      DAVIS
                                          GROWTH       GOVERNMENT       MONEY         DAVIS        CONVERTIBLE       DAVIS
                                        OPPORTUNITY       BOND          MARKET       FINANCIAL      SECURITIES     REAL ESTATE
                                           FUND           FUND           FUND          FUND            FUND           FUND
                                           ----           ----           ----          ----            ----           ----
CLASS A SHARES
  Net assets......................     $54,742,929    $21,890,679    $480,632,266  $485,326,396    $131,789,919   $196,749,493
  Shares outstanding..............       2,269,511      3,915,381     480,632,266    15,163,903       4,944,014      9,200,978
  Net asset value and
     redemption price per share
     (net assets/shares
     outstanding).................         $ 24.12        $  5.59         $  1.00       $ 32.01        $  26.66       $  21.38
                                           =======        =======         =======       =======        ========       ========
  Maximum offering price
     per share (100/95.25 of net
     asset value).................         $ 25.32        $  5.87         $  1.00       $ 33.61        $  27.99       $  22.45
                                           =======        =======         =======       =======        ========       ========
CLASS B SHARES
  Net assets......................     $47,862,962    $32,792,914     $34,103,561  $452,315,834    $  94,592,661  $130,827,231
  Shares outstanding..............       2,065,282      5,878,935      34,103,561    14,494,239        3,588,185     6,150,464
  Net asset value,
    offering and redemption price
    per share (net assets/shares
    outstanding) (Note 3).........         $ 23.18        $  5.58         $  1.00       $ 31.21         $  26.36      $  21.27
                                           =======        =======         =======       =======         ========      ========
CLASS C SHARES
  Net assets......................     $ 3,218,187    $ 6,623,394     $ 7,021,067  $104,308,830    $  23,408,474  $ 37,267,468
  Shares outstanding..............         135,548      1,182,966       7,021,067     3,295,178          876,370     1,739,545
  Net asset value,
  offering and redemption price
     per share (net assets/shares
     outstanding) (Note 3) .......         $ 23.74        $  5.60         $  1.00       $ 31.65          $  26.71     $  21.42
                                           =======        =======         =======       =======          ========     ========
CLASS Y SHARES
  Net assets......................     $    48,991    $    17,582           -      $  9,971,809     $  33,957,942 $ 48,268,280
  Shares outstanding..............           2,026          3,124           -           310,352         1,268,817    2,241,495
  Net asset value, offering and
    redemption price per share
    (net assets/shares
    outstanding) .................         $ 24.18        $  5.63           -           $ 32.13           $ 26.76     $  21.53
                                           =======        =======         =======       =======          ========     ========


SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
STATEMENT OF OPERATIONS
For the six months ended June 30, 1999 (Unaudited)

                                                                            DAVIS
                                               DAVIS         DAVIS        GOVERNMENT                      DAVIS
                                              GROWTH       GOVERNMENT       MONEY         DAVIS        CONVERTIBLE       DAVIS
                                            OPPORTUNITY       BOND          MARKET       FINANCIAL      SECURITIES     REAL ESTATE
                                               FUND           FUND           FUND          FUND            FUND           FUND
                                               ----           ----           ----          ----            ----           ----
INVESTMENT  INCOME
   (LOSS):
Income:
   Dividends
    Unaffiliated companies..............  $  436,328     $      -       $     -       $ 8,305,799    $ 4,453,603      $10,301,403
    Affiliated companies................       5,400            -             -           138,530           -             450,824
   Interest.............................      27,612       1,981,494     12,671,914        28,546       1,475,602          74,178
                                          ----------     -----------    -----------   -----------    ------------     -----------
           Total income*................     469,340       1,981,494     12,671,914     8,472,875       5,929,205      10,826,405
                                          ----------     -----------    -----------   -----------    ------------     -----------
Expenses:
   Management fees (Note 2).............     406,879         159,163      1,221,998     3,109,090       1,004,864       1,401,669
   Custodian fees.......................      29,558          29,772         54,708        98,299          36,236          59,503
   Transfer agent fees
      Class A...........................      43,480          23,789         91,254       315,881          56,614         170,283
      Class B...........................      66,076          38,593         48,683       401,999          71,091         136,711
      Class C...........................       7,138           7,827         10,451        89,243          18,832          30,646
      Class Y...........................          51             244           -            7,546           2,357           3,878
   Audit fees...........................       4,207           6,814         11,636        16,532           6,668           7,843
   Legal fees...........................       2,457           2,721         23,527        36,910           7,638           8,220
   Accounting fees (Note 2).............       3,252           1,248         18,750         7,248           3,750           4,752
   Reports to s hareholders.............      12,621          29,339         87,627       159,380          44,456          60,150
   Directors'  fees and expenses .......       3,799           3,771         35,017        56,821          11,286          12,425
   Registration and filing fees ........      32,596          51,612        105,447       112,233          54,276          58,432
   Miscellaneous........................         323           3,838          8,555         3,351           4,999             869
   Distribution plan payments (Note 3)
      Class A...........................      63,054          27,401          -           415,096         124,958         219,029
      Class B...........................     254,746         170,248          -         2,131,612         446,773         649,425
      Class C...........................      16,228          36,220          -           480,272         119,621         172,613
                                          ----------     -----------    -----------   -----------    ------------     -----------
           Total expenses......              946,465         592,600      1,717,653     7,441,513       2,014,419       2,996,448
           Expenses paid indirectly
            (Note 6)....................        (384)           (97)           (482)       (3,806)         (3,792)         (3,151)
                                          ----------     -----------    -----------   -----------    ------------     -----------
           Net expenses.................     946,081         592,503      1,717,171     7,437,707       2,010,627       2,993,297
                                          ----------     -----------    -----------   -----------    ------------     -----------
               Net investment
                 income (loss)..........    (476,741)      1,388,991     10,954,743     1,035,168     3,918,578         7,833,108
                                          ----------     -----------    -----------   -----------    ------------     -----------

REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) from
   investment transactions..............  21,037,318          31,493          -        14,398,574       5,353,686     (19,909,704)
Net change in unrealized
   appreciation/(depreciation) of
   investments.......................... (10,737,054)    (3,191,572)          -        69,863,483      23,591,907      26,319,667
                                          ----------     -----------    -----------   -----------    ------------     -----------


Net realized and unrealized
   gain (loss) on investments............ 10,300,264      (3,160,079)         -        84,262,057      28,945,593       6,409,963
                                          ----------     -----------    -----------   -----------    ------------     -----------
Net increase (decrease) in
  net assets resulting from
  operations............................ $ 9,823,523    $ (1,771,088)   $10,954,743   $85,297,225    $932,864,171     $14,243,071
                                         ===========    =============   ===========   ===========    ============     ===========


*Net of foreign taxes
   withheld as follows:................. $     1,716    $      -        $     -       $    10,492    $      1,461     $       294

SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
STATEMENT OF CHANGES IN NET ASSETS
For the six months ended June 30, 1999 (Unaudited)
===============================================================================

                                                                           DAVIS
                                              DAVIS         DAVIS        GOVERNMENT                        DAVIS
                                             GROWTH       GOVERNMENT       MONEY           DAVIS        CONVERTIBLE       DAVIS
                                           OPPORTUNITY       BOND          MARKET         FINANCIAL      SECURITIES     REAL ESTATE
                                              FUND           FUND           FUND            FUND            FUND           FUND
                                              ----           ----           ----            ----            ----           ----
OPERATIONS:
   Net investment income (loss)           $   (476,741)  $ 1,388,991    $10,954,743     $  1,035,168     $3,918,578     $ 7,833,108
   Net realized gain (loss) from
     investment transactions............    21,037,318        31,493          -           14,398,574      5,353,686     (19,909,704)
   Net change in unrealized

appreciation/(depreciation)
     of investments.....................   (10,737,054)   (3,191,572)         -           69,863,483     23,591,907      26,319,667
                                          ------------   -----------    -----------     ------------    -----------     -----------
   Net increase (decrease) in
     net assets resulting from
     operations.........................     9,823,523    (1,771,088)    10,954,743     85,297,225       32,864,171      14,243,071

DIVIDENDS AND DISTRIBUTIONS TO
   SHAREHOLDERS  FROM:

   Net investment income
     Class A............................          -         (628,970)   (10,024,177)           -         (1,006,048)     (1,793,779)
     Class B............................          -         (831,195)      (765,753)           -           (533,399)       (997,047)
     Class C............................          -         (172,796)      (164,813)           -           (141,437)       (266,211)
     Class Y............................          -           (7,824)         -                -           (278,730)       (451,875)


CAPITAL SHARE TRANSACTIONS:

   Net increase (decrease) in net
   assets resulting from capital
   share transactions (Note 5)
     Class A............................    (2,482,075)    1,798,327      7,755,376      (15,930,841)   (15,389,851)     (6,532,698)
     Class B............................   (17,248,697)   (1,383,108)    (1,362,470)      (2,718,332)   (16,162,873)     (6,428,834)
     Class C............................      (707,710)   (1,175,957        890,357        3,694,404     (5,652,039)      1,955,111
     Class Y............................       (28,204)      (323,28)         -           (1,329,787)      (309,216)      9,407,103
                                          ------------   -----------    -----------     ------------    -----------     -----------

       Total increase (decrease)
         in net assets..................   (10,643,163)   (4,495,891)     7,283,263       69,012,669      3,124,617        (599,198)

NET ASSETS:
   Beginning of period..................   116,516,232    65,820,460    514,473,631      982,910,200    280,624,379     413,711,670
                                          ------------   -----------    -----------     ------------    -----------     -----------


   End of period........................  $105,873,069   $61,324,569   $521,756,894   $1,051,922,869  $ 283,748,996    $413,112,472
                                          ============   ===========   ============   ==============  =============    ============




SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
STATEMENT OF CHANGES IN NET ASSETS
Year ended December 31, 1998

                                                                           DAVIS
                                             DAVIS         DAVIS        GOVERNMENT                        DAVIS
                                            GROWTH       GOVERNMENT       MONEY           DAVIS        CONVERTIBLE       DAVIS
                                          OPPORTUNITY       BOND          MARKET         FINANCIAL      SECURITIES     REAL ESTATE
                                             FUND           FUND           FUND            FUND            FUND           FUND
                                             ----           ----           ----            ----            ----           ----
OPERATIONS:
   Net investment income (loss)        $ (1,002,598)    $ 1,935,171    $24,003,183      $ (632,007)      $7,885,939     $12,331,188
   Net realized gain (loss) from
     investment transactions........      6,203,448          52,416          -          (1,754,284)       3,179,282      (5,680,753)
   Net change in unrealized
     appreciation/(depreciation)
     of investments.................     (4,643,587)         97,364          -          94,092,422      (18,721,504)    (78,469,955)
                                       ------------    ------------  --------------   --------------   ------------     ------------

   Net increase (decrease) in
     net assets resulting from
     operations.....................        557,263       2,084,951     91,706,131      (7,656,283)     (71,819,520)     24,003,183

DIVIDENDS AND DISTRIBUTIONS  TO
   SHAREHOLDERS  FROM:

   Net investment income
     Class A........................          -          (1,011,026)   (22,555,142)          -           (4,305,724)     (6,590,346)
     Class B........................          -            (824,586)         -          (1,892,880)      (3,781,620)     (1,203,998)
     Class C........................          -            (117,098)      (244,043)          -             (530,204)       (700,728)
     Class Y........................          -              (3,500)         -               -           (1,157,131)     (1,258,494)

   Realized gains from investment
     transactions
     Class A........................     (2,392,175)          -              -               -           (1,495,013)          -
     Class B........................     (2,818,423)          -              -               -           (1,025,386)          -
     Class C........................       (167,105)          -              -               -             (293,996)          -
     Class Y........................         (3,289)          -              -               -             (339,290)          -

   Return of capital
     Class A........................          -            (128,856)         -               -              (32,807)       (290,164)
     Class B........................          -            (105,094)         -               -              (14,423)       (166,501)
     Class C........................          -             (14,924)         -               -               (4,040)        (30,852)
     Class Y........................          -                (446)         -               -               (8,818)        (55,416)

CAPITAL SHARE
   TRANSACTIONS:

   Net increase (decrease) in net
   assets resulting from capital
   share transactions (Note 5)
     Class A........................      5,761,804       3,704,166     20,572,302     119,526,856       51,865,638      91,841,839
     Class B........................      1,813,973      23,364,964     24,543,979     190,577,787       61,511,162      60,704,983
     Class C........................      1,312,781       8,011,305      4,412,062      66,688,051       21,650,844      31,122,949
     Class Y........................          3,484         354,057          -           5,775,012       (3,323,361)     16,688,859
                                       ------------    ------------  --------------   --------------   ------------     ------------

     Total increase in net assets...      4,068,313      35,313,913      49,528,343    474,273,837      112,142,109     116,471,168


NET ASSETS:
   Beginning of period..............    112,447,919      30,506,547     464,945,288    508,636,363      168,482,270     297,240,502
                                       ------------    ------------  --------------   --------------   ------------     ------------

   End of period....................   $116,516,232    $ 65,820,460    $514,473,631   $998,910,200     $280,624,379     $413,711,670
                                       ============    ============  ==============   ==============   ============     ============






SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
NOTES TO FINANCIAL STATEMENTS
At June 30, 1999 (Unaudited)

===============================================================================
NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Davis Series, Inc. (the Company) is registered under the Investment Company Act of 1940 as amended, as a diversified, open-end management investment company. The Company operates as a series issuing shares of common stock in the following six series (collectively "the Funds"):

DAVIS GROWTH OPPORTUNITY FUND seeks to achieve growth of capital. It invests primarily in common stocks and other equity securities, and may invest in both domestic and foreign issuers.

DAVIS GOVERNMENT BOND FUND seeks to achieve current income. It invests in debt securities which are obligations of, or which are guaranteed by, the U.S. Government, its agencies or instrumentalities.

DAVIS GOVERNMENT MONEY MARKET FUND seeks to achieve as high a level of current income as is consistent with the principle of preservation of capital and maintenance of liquidity. It invests in debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements involving such securities. There is no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.

DAVIS FINANCIAL FUND seeks to achieve growth of capital. It invests primarily in common stocks and other equity securities, and will concentrate investments in companies principally engaged in the banking and financial services industries.

DAVIS CONVERTIBLE SECURITIES FUND seeks to achieve total return. It invests primarily in convertible securities, which combine fixed income with potential for capital appreciation. It may invest in lower rated bonds commonly known as "junk bonds," so long as no such investment would cause 35% or more of the Fund's net assets to be so invested.

DAVIS REAL ESTATE FUND seeks to achieve total return through a combination of growth and income. It invests primarily in securities of companies principally engaged in or related to the real estate industry or which own significant real estate assets or which primarily invest in real estate financial instruments.

Because of the risk inherent in any investment program, the Company cannot ensure that the investment objective of any of its series will be achieved.

The Company accounts separately for the assets, liabilities and operations of each series. Each series offers shares in four classes, Class A, Class B, Class C and Class Y (except for Davis Government Money Market Fund, which does not offer Class Y shares). The Class A shares are sold with a front-end sales charge, except for shares of Davis Government Money Market Fund which are sold at net asset value. Class B and C shares are sold at net asset value and may be subject to a contingent deferred sales charge upon redemption. Class Y shares are sold at net asset value and are not subject to any contingent deferred sales charge. Class Y shares are only available to certain qualified investors. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by each class. Operating expenses directly attributable to a specific class are charged against the operations of that class. All classes have identical rights with respect to voting (exclusive of each Class' distribution arrangement), liquidation and distributions. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

DAVIS SERIES, INC.
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
At June 30, 1999 (Unaudited)

===============================================================================
NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - (CONTINUED)

A. VALUATION OF SECURITIES - Portfolio securities listed on national securities exchanges are valued at the last reported sales price on the day of valuation. Securities traded in the over the counter market and listed securities for which no sale was reported on that date are stated at the average of closing bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors. Short-term obligations are valued at amortized cost which approximates fair value. The valuation procedures are reviewed and subject to approval by the Board of Directors.

B. CURRENCY TRANSLATION - The market values of all assets and liabilities denominated in foreign currencies are recorded in the financial statements after translation to the U.S. dollar based upon the mean between the bid and offered quotations of the currencies against U.S. dollars on the date of valuation. The cost basis of such assets and liabilities is determined based upon historical exchange rates. Income and expenses are translated at average exchange rates in effect as accrued or incurred.

C. FORWARD CURRENCY CONTRACTS - The Funds may enter into forward purchases or sales of foreign currencies to hedge certain foreign currency denominated assets and liabilities against declines in market value relative to the U.S. dollar. Forward currency contracts are marked-to-market daily and the change in market value is recorded by the Funds as an unrealized gain or loss. When the forward currency contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the forward currency contract at the time it was opened and value at the time it was closed. Investments in forward currency contracts may expose the Funds to risks resulting from unanticipated movements in foreign currency exchange rates or failure of the counter-party to the agreement to perform in accordance with the terms of the contract.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

D. FEDERAL INCOME TAXES - It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to shareholders. Therefore, no provision for federal income or excise tax is required. At June 30, 1999, Davis Government Bond Fund had approximately $790,900 of capital loss carryovers available to offset future capital gains which expire in 1999, 2001, 2002 and 2003. At June 30, 1999, Davis Financial Fund had approximately $1,754,284 of capital loss carryovers available to offset future capital gains, if any, which will expire in 2006. At June 30, 1999, Davis Real Estate Fund had approximately $5,680,753 of capital loss carryovers available to offset future capital gains, if any, which will expire in 2006.

E. USE OF ESTIMATES IN FINANCIAL STATEMENTS - In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

DAVIS SERIES, INC.
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
At June 30, 1999 (Unaudited)

===============================================================================
NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - (CONTINUED)

F. SECURITIES TRANSACTIONS AND RELATED INVESTMENT INCOME - Securities transactions are accounted for on the trade date (date the order to buy or sell is executed) with realized gain or loss on the sale of securities being determined based upon identified cost. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date. Discounts and premiums on debt securities are amortized over the lives of the respective securities in accordance with the requirements of the Internal Revenue Code.

G. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions to shareholders are recorded on the ex-dividend date. The character of the distributions made during the year from net investment income may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which income or gain was recorded by the Funds. The Funds adjust the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations.

NOTE 2 - INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH  AFFILIATE

    Advisory fees are paid monthly to Davis Selected Advisers, L.P., the Funds' investment adviser (the "Adviser"). The fee for the Davis Government Money Market Fund is 0.50% of the first $250 million of average net assets, 0.45% of the next $250 million of average net assets and 0.40% of average net assets in excess of $500 million. The fee for the Davis Government Bond Fund is 0.50% average net assets. The fee for each of the Davis Growth Opportunity Fund, Davis Financial Fund, Davis Convertible Securities Fund and Davis Real Estate Fund is 0.75% of the average net assets for the first $250 million, 0.65% of the average net assets on the next $250 million, and 0.55% of the average net assets in excess of $500 million.

    The Adviser is paid for registering fund shares for sale in various states. The fee for the six months ended June 30, 1999 for the Davis Growth Opportunity Fund, Davis Government Bond Fund, Davis Government Money Market Fund, Davis Financial Fund, Davis Convertible Securities Fund and Davis Real Estate Fund, amounted to $4,998 for each fund. Boston Financial Data Services is the Funds' primary transfer agent. The Adviser is also paid for certain transfer agent services. The fee for these services for the six months ended June 30, 1999 for the Davis Growth Opportunity Fund, Davis Government Bond Fund, Davis Government Money Market Fund, Davis Financial Fund, Davis Convertible Securities Fund and Davis Real Estate Fund amounted to $11,784, $3,602, $8,865, $78,738, $12,718 and
$29,340, respectively. State Street Bank & Trust Company ("State Street Bank") is the Funds' primary accounting provider. Fees for such services are included in the custodian fee as State Street Bank also serves as the Funds' custodian. The Adviser is also paid for certain accounting services. The fee for the six months ended June 30, 1999 for the Davis Growth Opportunity Fund, Davis Government Bond Fund, Davis Government Money Market Fund, Davis Financial Fund, Davis Convertible Securities Fund and Davis Real Estate Fund amounted to $3,252, $1,248, $18,750, $7,248, $3,750 and $4,752, respectively. Certain directors and officers of the Funds are also directors and officers of the general partner of the Adviser.

    Davis Selected Advisers-NY, Inc. ("DSA-NY"), a wholly-owned subsidiary of the Adviser, acts as sub-adviser to the Funds. DSA-NY performs research and portfolio management services for the Funds under a Sub-Advisory Agreement with the Adviser. The Funds pay no fees directly to DSA-NY.

    Each fund has adopted procedures to treat Shelby Cullom Davis & Co. ("SCD") as an affiliate of the Adviser. During the six months ended June 30, 1999, SCD received $19,347 and $1,800 in commissions on the purchases and sales of portfolio securities in the Davis Growth Opportunity Fund and Davis Financial Fund, respectively.

DAVIS SERIES, INC.
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
At June 30, 1999 (Unaudited)

===============================================================================
NOTE 3 - DISTRIBUTION AND UNDERWRITING FEES

    CLASS A SHARES OF DAVIS GROWTH OPPORTUNITY FUND, DAVIS GOVERNMENT BOND FUND, DAVIS FINANCIAL FUND, DAVIS CONVERTIBLE SECURITIES FUND AND DAVIS REAL ESTATE FUND

    Class A shares of the Funds are sold at net asset value plus a sales charge and are redeemed at net asset value (without a contingent deferred sales charge).

    During the six months ended June 30, 1999 , Davis Distributors, LLC, the Funds' Underwriter (the "Underwriter" or "Distributor") received $28,462, $22,643, $796,026, $128,706 and $239,381 from commissions earned on sales of Class A shares of Davis Growth Opportunity Fund, Davis Government Bond Fund, Davis Financial Fund, Davis Convertible Securities Fund and Davis Real Estate Fund, respectively, of which $4,287, $3,511, $125,620, $19,355 and $36,937 was retained by the Underwriter and the remaining $24,175, $19,132, $670,406, $109,351 and $202,444 was re-allowed to investment dealers. The Underwriter paid the costs of prospectuses in excess of those required to be filed as part of the Funds' registration statement, sales literature and other expenses assumed or incurred by it in connection with such sales.

    The Underwriter is reimbursed for amounts paid to dealers as a service fee with respect to Class A shares sold by dealers which remain outstanding during the period. The service fee is paid at the annual rate of 1/4 of 1% of the average net assets maintained by the responsible dealers. The Underwriter is not reimbursed for accounts in which the Underwriter pays no service fees to other firms. The service fee for Class A shares of Davis Growth Opportunity Fund, Davis Government Bond Fund, Davis Financial Fund, Davis Convertible Securities Fund and Davis Real Estate Fund for the six months ended June 30, 1999 was $63,054, $27,401, $415,096, $124,958 and $219,029, respectively.

    CLASS B SHARES OF DAVIS GROWTH OPPORTUNITY FUND, DAVIS GOVERNMENT BOND FUND, DAVIS FINANCIAL FUND, DAVIS CONVERTIBLE SECURITIES FUND AND DAVIS REAL ESTATE FUND

    Class B shares of the Funds are sold at net asset value and are redeemed at net asset value. A contingent deferred sales charge my be assessed on shares redeemed within six years of purchase.

    Each of the Class B shares of the Funds (other than Davis Government Money Market Fund) pay a distribution fee to reimburse the Distributor for commission advances on the sale of each Fund's Class B shares. The National Association of Securities Dealers Inc. (the "NASD"), limits the percentage of each fund's average annual net assets attributable to Class B shares which may be used to reimburse the Distributor. The limit is 1%, of which 0.75% may be used to pay distribution expenses and 0.25% may be used to pay shareholder service fees. The NASD rules also limit the aggregate amount the Funds may pay for distribution to 6.25% of gross Funds sales since inception of the Distribution Plans plus interest at 1% over the prime rate on unpaid amounts. The Distributor intends to seek full payment (plus interest at prime rate plus 1%) of distribution charges that exceed the 1% annual limit in some future period or periods when the plan limits have not been reached.

DAVIS SERIES, INC.
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
At June 30, 1999 (Unaudited)

===============================================================================
NOTE 3 - DISTRIBUTION AND UNDERWRITING FEES - (CONTINUED)

    During the six months ended June 30, 1999, Class B shares of the Davis Growth Opportunity Fund, Davis Government Bond Fund, Davis Financial Fund, Davis Convertible Securities Fund and Davis Real Estate Fund made distribution plan payments which included distribution fees of $193,414, $128,257, $1,604,138, $335,962 and $489,156, respectively and service fees of $61,332, $41,991,
$527,474, $110,811 and $160,269, respectively.

    Commission advances by the Distributor during the six months ended June 30, 1999 on the sale of Class B shares of the Davis Growth Opportunity Fund, Davis Government Bond Fund, Davis Financial Fund, Davis Convertible Securities Fund and Davis Real Estate Fund amounted to $68,819, $142,696, $1,358,994, $266,359 and $533,993 of which $57,302, $74,208, $1,330,722, $251,534 and $521,299 was
reallowed to qualified selling dealers.

    The Distributor intends to seek payment from Class B shares of the Davis Growth Opportunity Fund, Davis Government Bond Fund, Davis Financial Fund, Davis Convertible Securities Fund and Davis Real Estate Fund in the amounts of $401,865, $383,619, $11,966,280, $3,584,077 and $6,485,944, respectively, representing the cumulative commission advances by the Distributor on the sale of the Funds' Class B shares, plus interest, reduced by cumulative distribution fees paid by the Funds and cumulative contingent deferred sales charges paid by redeeming shareholders. The Funds have no contractual obligation to pay any such distribution charges and the amounts, if any, timing and condition of such payments are solely within the discretion of the Directors who are not interested persons of the Funds or the Distributor.

    A contingent deferred sales charge is imposed upon redemption of certain Class B shares of the Funds within six years of the original purchase. The charge is a declining percentage starting at 4% of the lesser of net asset value of the shares redeemed or the total cost of such shares. During the six months ended June 30, 1999 the Distributor received contingent deferred sales charges from Class B shares of the Davis Growth Opportunity Fund, Davis Government Bond Fund, Davis Financial Fund, Davis Convertible Securities Fund and Davis Real Estate Fund of $129,444, $97,294, $874,813, $204,017 and $470,409, respectively.

    CLASS C SHARES OF DAVIS GROWTH OPPORTUNITY FUND, DAVIS GOVERNMENT BOND FUND, DAVIS FINANCIAL FUND, DAVIS CONVERTIBLE SECURITIES FUND AND DAVIS REAL ESTATE FUND

    Class C shares of the Funds are sold at net asset value and are redeemed at net asset value less a contingent deferred sales charge of 1% if redeemed within one year of purchase. The Funds pay the Distributor 1% of the Funds' average annual net assets attributable to Class C shares, of which 0.75% may be used to pay distribution expenses and 0.25% may be used to pay shareholder service fees.

DAVIS SERIES, INC.
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
At June 30, 1999 (Unaudited)

NOTE 3 - DISTRIBUTION AND UNDERWRITING FEES - (CONTINUED)

    During the six months ended June 30, 1999, Class C shares of the Davis Growth Opportunity Fund, Davis Government Bond Fund, Davis Financial Fund, Davis Convertible Fund and Davis Real Estate Fund made distribution payments of $16,228, $36,220, $480,272, $119,621 and $172,613, respectively. During the six months ended June 30, 1999, the Distributor received $2,792, $10,892, $88,863, $31,895 and $31,283 in contingent deferred sales charges from Class C shares of Davis Growth Opportunity Fund, Davis Government Bond Fund, Davis Financial Fund, Davis Convertible Securities and Davis Real Estate Fund, respectively.

DAVIS GOVERNMENT MONEY MARKET FUND

   All classes of shares of the Davis Government Money Market Fund are sold to investors at net asset value. The shareholders of the Davis Government Money Market Fund have adopted a Distribution expense plan in accordance with Rule 12b-1, which does not provide for any amounts to be paid directly to the Distributor as either compensation or reimbursement for distributing shares of the Fund, but does authorize the use of the advisory fee to the extent such fee may be considered to be indirectly financing any activity or expense which is primarily intended to result in the sale of Fund shares.

NOTE 4 - PURCHASES AND SALES OF SECURITIES

    Purchases and sales of investment securities (excluding short-term securities) during the six months ended June 30, 1999 for the Davis Growth Opportunity Fund, Davis Government Bond Fund, Davis Financial Fund, Davis Convertible Securities Fund and Real Estate Fund were as follows:


                                  DAVIS            DAVIS                           DAVIS
                                 GROWTH         GOVERNMENT         DAVIS        CONVERTIBLE          DAVIS
                               OPPORTUNITY         BOND          FINANCIAL      SECURITIES        REAL ESTATE
                                  FUND             FUND            FUND            FUND              FUND
                                  ----             ----            ----            ----              ----
     Cost of purchases.....  $ 81,812,517      $  3,495,060   $ 80,803,205      $ 37,124,304     $129,255,523
     Proceeds of sales.....  $ 97,061,441      $  3,356,938   $ 96,058,483      $ 63,433,498     $131,260,432


NOTE 5 - CAPITAL STOCK

    At June 30, 1999 there were 10 billion shares of capital stock ($0.01 par value per share) authorized of which 550 million shares each are designated to the Davis Growth Opportunity Fund, Davis Government Bond Fund, Davis Financial Fund, Davis Convertible Securities Fund and Davis Real Estate Fund. 5.1 million shares are designated to Davis Government Money Market Fund. Transactions in capital stock were as follows:

DAVIS SERIES, INC.
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
At June 30, 1999 (Unaudited)

NOTE 5 - CAPITAL STOCK - (CONTINUED)

                                                                  SIX MONTHS ENDED
                                                                   JUNE 30, 1999
CLASS A                                                              (UNAUDITED)
                                      ---------------------------------------------------------------------------------
                                                                           DAVIS
                                         DAVIS            DAVIS          GOVERNMENT                       DAVIS          DAVIS
                                         GROWTH         GOVERNMENT         MONEY          DAVIS        CONVERTIBLE        REAL
                                      OPPORTUNITY          BOND            MARKET       FINANCIAL       SECURITIES       ESTATE
                                          FUND             FUND             FUND           FUND            FUND           FUND
                                          ----             ----             ----           ----            ----           ----
Shares sold........................     764,396         2,125,101        219,295,551     1,889,223        836,072      2,760,497
Shares issued in reinvestment
     of distributions..............         186            75,019         10,354,111           608         60,730         83,307
                                     ----------      ------------       ------------   -----------    -----------    -----------
                                        764,582         2,200,120        229,649,662     1,889,831        896,802      2,843,804

Shares redeemed....................    (873,143)       (1,891,105)      (221,894,286)   (2,441,607)    (1,544,043)    (3,208,237)
                                     ----------      ------------       ------------   -----------    -----------    -----------
     Net increase (decrease) ......    (108,561)          309,015          7,755,376      (551,776)      (647,241)      (364,433)
                                     ==========      ============       ============   ===========    ===========    ===========


Proceeds from shares sold.......... $17,128,249      $ 12,095,322       $219,295,551   $57,178,384    $20,777,390   $ 56,938,771
Proceeds from shares issued in
    reinvestment of distributions..       4,051           430,658         10,354,111        17,814      1,455,763      1,585,440
                                     ----------      ------------       ------------   -----------    -----------    -----------
                                     17,132,300        12,525,980        229,649,662    57,196,198     22,233,153     58,524,211

Cost of shares redeemed............ (19,614,375)     (10,7227,653)      (221,894,286)  (73,127,039)   (37,623,004)   (65,056,909)
                                     ----------      -----------        ------------   -----------    -----------    -----------
     Net increase (decrease)        $(2,482,075)     $  1,798,327       $  7,755,376  $(15,930,841)  $(15,389,851)  $ (6,532,698)
                                     ==========      ============       ============   ===========    ===========    ===========



                                                                      YEAR ENDED
CLASS A                                                            DECEMBER 31, 1998
                                   ----------------------------------------------------------------------------------
                                                                         DAVIS
                                       DAVIS            DAVIS          GOVERNMENT                       DAVIS          DAVIS
                                       GROWTH         GOVERNMENT         MONEY          DAVIS        CONVERTIBLE        REAL
                                    OPPORTUNITY          BOND            MARKET       FINANCIAL       SECURITIES       ESTATE
                                        FUND             FUND             FUND           FUND            FUND           FUND
                                        ----             ----             ----           ----            ----           ----
Shares sold....................       868,064         3,160,162       539,737,311     12,668,316      3,736,408      8,062,035
Shares issued in reinvestment
     of distributions..........       130,667           141,050        22,137,587            138        211,983        275,560
                                   ----------     -------------       -----------   ------------   -----------    ------------
                                      998,731         3,301,212       561,874,898     12,668,454      3,948,391      8,337,595


Shares redeemed................      (943,806)       (2,689,218)     (541,302,595)    (8,327,667)   (1,924,393)     (4,577,513)
                                   ----------     -------------       -----------   ------------   -----------    ------------
     Net increase..............        54,925           611,994        20,572,303      4,340,787     2,023,998       3,760,082
                                   ==========     =============       ===========   ============   ===========    ============



Proceeds from shares sold......   $19,480,204      $ 18,668,243      $539,737,311   $343,611,116   $93,013,319    $188,681,546
Proceeds from shares issued
    in reinvestment of
    distributions..............     2,708,838           828,828        22,137,587          3,438     5,077,907       6,083,772
                                   ----------     -------------       -----------   ------------   -----------    ------------
                                   22,189,042        19,497,071       561,874,898    343,614,554    98,091,226     194,765,318

Cost of shares redeemed........   (20,375,069)      (15,792,905)     (541,302,596)  (224,087,698)  (46,225,588)   (102,923,479)
                                   ----------     -------------       -----------   ------------   -----------    ------------
     Net increase..............    $1,813,973     $   3,704,166       $20,572,302   $119,526,856   $51,865,638    $ 91,841,839
                                   ==========     =============       ===========   ============   ===========    ============

DAVIS SERIES, INC.
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
At June 30, 1999 (Unaudited)

===============================================================================
NOTE 5 - CAPITAL STOCK - (CONTINUED)


                                                                  SIX MONTHS ENDED
                                                                   JUNE 30, 1999
CLASS B                                                              (UNAUDITED)
                                      ---------------------------------------------------------------------------------
                                                                           DAVIS
                                         DAVIS            DAVIS          GOVERNMENT                       DAVIS          DAVIS
                                         GROWTH         GOVERNMENT         MONEY          DAVIS        CONVERTIBLE        REAL
                                      OPPORTUNITY          BOND            MARKET       FINANCIAL       SECURITIES       ESTATE
                                          FUND             FUND             FUND           FUND            FUND           FUND
                                          ----             ----             ----           ----            ----           ----
Shares sold.................             158,611         2,452,333       35,183,282      1,545,439        331,999         714,968
Shares issued in reinvestment
     of distributions.......                 148            74,169          650,071              9         14,341          33,914
                                    -------------    --------------     ------------   -----------    -----------    ------------
                                         158,759         2,526,502       35,833,353      1,545,448        346,340         748,882
Shares redeemed.............            (954,377)       (2,768,206)     (37,195,823)    (1,649,390)      (615,737)     (1,566,207)
                                    -------------    --------------     ------------   -----------    -----------    ------------


     Net increase (decrease)            (795,618)         (241,704)      (1,362,470)      (103,942)      (269,397)       (817,325)
                                    =============    ==============     ============   ===========    ===========    ============



Proceeds from shares sold...         $ 3,422,025      $ 14,086,534     $835,183,282   $ 45,794,421    $ 8,198,156    $ 14,675,872
Proceeds from shares issued
     in reinvestment of
     distributions..........               3,126           424,688          650,071            290        339,731         643,427
                                    -------------    --------------     ------------   -----------    -----------    ------------
                                       3,425,151        14,511,222       35,833,353     45,794,711      8,537,887      15,319,299

Cost of shares redeemed.....         (20,673,848)      (15,894,330)     (37,195,823)   (48,513,043)   (14,966,721)    (31,482,172)
                                    -------------    --------------     ------------   -----------    -----------    ------------
     Net increase (decrease)        $(17,248,697)    $  (1,383,108)     $(1,362,470)   $(2,718,332)   $(6,428,834)   $(16,162,873)
                                    =============    ==============     ============   ===========    ===========    ============


                                                                      YEAR ENDED
CLASS B                                                            DECEMBER 31, 1998
                                   ----------------------------------------------------------------------------------
                                                                         DAVIS
                                       DAVIS            DAVIS          GOVERNMENT                       DAVIS          DAVIS
                                       GROWTH         GOVERNMENT         MONEY          DAVIS        CONVERTIBLE        REAL
                                    OPPORTUNITY          BOND            MARKET       FINANCIAL       SECURITIES       ESTATE
                                        FUND             FUND             FUND           FUND            FUND           FUND
                                        ----             ----             ----           ----            ----           ----
Shares sold.................           868,064         7,172,861       95,164,634      9,271,722      2,999,720       4,400,784
Shares issued in reinvestment
     of distributions.......           130,667            93,650        1,056,722            177         95,158         125,670
                                   -----------       -----------      -----------    -----------    -----------     -----------
                                       998,731         7,266,511       96,221,356      9,271,899      3,094,878       4,526,454
Shares redeemed.............          (943,806)       (3,313,729)     (71,677,377)    (2,293,408)      (657,019)     (2,072,314)
                                   -----------       -----------      -----------    -----------    -----------     -----------

     Net increase...........            54,925         3,952,782       24,543,979      6,978,491      2,437,859       2,454,140
                                   ===========      ============      ===========   ============    ===========     ===========


Proceeds from shares sold...       $19,480,204      $ 42,278,281      $95,164,634   $249,847,256    $73,963,154    $104,063,066
Proceeds from shares issued
     in reinvestment of
     distributions..........         2,708,838           549,153        1,056,722          4,293      2,243,009       2,757,015
                                   -----------       -----------      -----------    -----------    -----------     -----------
                                    22,189,042        42,827,434       96,221,356    249,851,549     76,206,163     106,820,081

Cost of shares redeemed.....       (20,375,069)      (19,462,470)     (71,677,377)   (59,273,762)   (15,501,180)    (45,308,919)
                                   -----------       -----------      -----------    -----------    -----------     -----------
     Net increase...........       $ 1,813,973      $ 23,364,964      $24,543,979   $190,577,787    $60,704,983     $61,511,162
                                   ===========      ============      ===========   ============    ===========     ===========


DAVIS SERIES, INC.
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
At June 30, 1999 (Unaudited)

===============================================================================
NOTE 5 - CAPITAL STOCK - (CONTINUED)

                                                                            SIX MONTHS ENDED
                                                                              JUNE 30, 1999
CLASS C                                                                        (UNAUDITED)
                                      ---------------------------------------------------------------------------------------------
                                                                           DAVIS
                                       DAVIS            DAVIS          GOVERNMENT                           DAVIS            DAVIS
                                       GROWTH         GOVERNMENT         MONEY            DAVIS          CONVERTIBLE          REAL
                                    OPPORTUNITY          BOND            MARKET         FINANCIAL         SECURITIES         ESTATE
                                        FUND             FUND             FUND             FUND              FUND             FUND
                                        ----             ----             ----             ----              ----             ----
Shares sold..............              31,497         590,502         10,638,252          641,757           88,069         481,711
Shares issued
     in reinvestment
     of distributions....                  (4)          9,993            137,998                1            3,507           9,555
                                   ----------     -----------       ------------      -----------      -----------    ------------
                                       31,493         600,495         10,776,250          641,758           91,576         491,266
Shares redeemed..........             (63,818)       (803,325)        (9,885,893)        (523,251)        (321,973)       (401,597)
                                   ----------     -----------       ------------      -----------      -----------    ------------
     Net increase (decrease)          (32,325)       (202,830)           890,357          118,507         (230,397)         89,669
                                   ==========     ===========       ============      ===========      ===========    ============

Proceeds from shares sold          $  699,629     $ 3,398,826       $ 10,638,252      $19,362,012      $ 2,239,542    $  9,901,268
Proceeds from shares issued in
     reinvestment of
     distributions.......                 (82)         57,349            137,998               46           84,164         182,503
                                   ----------     -----------       ------------      -----------      -----------    ------------
                                      699,547       3,456,175         10,776,250       19,362,058        2,323,706      10,083,771
Cost of shares redeemed..          (1,407,257)     (4,632,132)        (9,885,893)     (15,667,654)      (7,975,745)     (8,128,660)
                                   ----------     -----------       ------------      -----------      -----------    ------------
     Net increase (decrease)       $ (707,710)    $(1,175,957)      $    890,357      $ 3,694,404      $(5,652,039)   $  1,955,111
                                   ==========     ===========       ============      ===========      ===========    ============



                                                                  YEAR ENDED
CLASS C                                                       DECEMBER 31, 1998
                            ----------------------------------------------------------------------------------------
                                                              DAVIS
                                DAVIS         DAVIS          GOVERNMENT                     DAVIS          DAVIS
                               GROWTH        GOVERNMENT       MONEY          DAVIS       CONVERTIBLE        REAL
                              OPPORTUNITY     BOND            MARKET       FINANCIAL      SECURITIES       ESTATE
                                FUND          FUND            FUND           FUND           FUND            FUND
                                ----          ----            ----           ----           ----            ----
Shares sold..............      151,917      2,106,807     22,054,854       2,982,995       1,106,813      1,702,090
Shares issued
     in reinvestment
     of distributions....        7,636          9,341        203,415            -             25,053         23,551
                            ----------    -----------    -----------    ------------     -----------    -----------
                               159,553      2,116,148     22,258,269       2,982,995       1,131,866      1,725,641
Shares redeemed..........     (106,932)      (766,851)   (17,846,207)       (565,286)       (273,399)      (402,275)
                            ----------    -----------    -----------    ------------     -----------    -----------
     Net increase........       52,621      1,349,297      4,412,062       2,417,709         858,467      1,323,366
                            ==========    ===========    ===========    ============     ===========    ===========


Proceeds from
     shares sold.........   $3,480,079    $12,473,788    $22,054,854    $ 81,536,806     $27,554,478    $39,481,196

Proceeds from shares
     issued in
     reinvestment of
     distributions.......      162,272         55,001        203,415            -            597,272        511,436
                            ----------    -----------    -----------    ------------     -----------    -----------
                             3,642,351     12,528,789     22,258,269     81,536,806       28,151,750     39,992,632
Cost of shares
     redeemed............   (2,329,570)    (4,517,484)   (17,846,207)   (14,848,755)      (6,500,906)    (8,869,683)
                            ----------    -----------    -----------    ------------     -----------    -----------
     Net increase........   $1,312,781    $ 8,011,305    $ 4,412,062    $66,688,051      $21,650,844    $31,122,949
                            ==========    ===========    ===========    ============     ===========    ===========


DAVIS SERIES, INC.
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
At June 30, 1999 (Unaudited)

===============================================================================
NOTE 5 - CAPITAL STOCK - (CONTINUED)


CLASS Y

                                                                  SIX MONTHS ENDED
                                                                     JUNE 30, 1999
                                                                      (UNAUDITED)
                                    -------------------------------------------------------------------------------
                                        DAVIS            DAVIS                             DAVIS             DAVIS
                                       GROWTH          GOVERNMENT         DAVIS          CONVERTIBLE         REAL
                                    OPPORTUNITY          BOND             FINANCIAL      SECURITIES         ESTATE
                                        FUND             FUND             FUND             FUND              FUND
                                        ----             ----             ----             ----              ----
Shares sold....................         1,297            4,288            65,869          19,135           488,841
Shares issued in reinvestment
     of distributions..........           -                  1               -            10,873            26,273
                                    ---------       ----------      ------------      ----------      ------------
                                        1,297            4,289            65,869          30,008           515,114
Shares redeemed................        (2,617)         (60,684)         (111,069)        (42,234)          (49,973)
                                    ---------       ----------      ------------      ----------      ------------
     Net increase (decrease)...        (1,320)         (56,395)          (45,200)        (12,226)          465,141
                                    =========       ==========      ============      ==========      ============

Proceeds from shares sold......     $  30,004       $   24,947      $  2,011,599      $  461,739      $  9,923,786
Proceeds from shares issued in
     reinvestment of
     distributions.............           -                  3               -           260,728           511,478
                                    ---------       ----------      ------------      ----------      ------------

                                       30,004           24,950         2,011,599         722,467        10,435,264
Cost of shares redeemed........       (58,208)        (348,230)       (3,341,386)     (1,031,683)       (1,028,161)
                                    ---------       ----------      ------------      ----------      ------------
     Net increase (decrease)...     $ (28,204)      $ (323,280)     $ (1,329,787)     $ (309,216)     $  9,407,103
                                    =========       ==========      ============      ==========      ============



CLASS Y                                                SEPTEMBER 1,
                                                     1998 (INCEPTION
                                    YEAR ENDED       OF CLASS) THROUGH                    YEAR ENDED
                                 DECEMBER 31, 1998  DECEMBER 31, 1998                   DECEMBER 31, 1998
                                 -----------------  ------------------   ----------------------------------------------

                                        DAVIS            DAVIS                             DAVIS             DAVIS
                                       GROWTH          GOVERNMENT         DAVIS          CONVERTIBLE         REAL
                                    OPPORTUNITY          BOND             FINANCIAL      SECURITIES         ESTATE
                                        FUND             FUND             FUND             FUND              FUND
                                        ----             ----             ----             ----              ----
Shares sold....................         4,004           64,225           384,619           83,627           754,373
Shares issued in reinvestment
     of distributions..........           153              259               -             59,589            52,922
                                    ---------        ---------      ------------      -----------      ------------
                                        4,157           64,484           384,619          143,216           807,295
Shares redeemed................        (4,997)          (4,965)         (304,192)        (177,312)          (93,138)
                                    ---------        ---------      ------------      -----------      ------------
     Net increase (decrease)...          (840)          59,519           207,307         (160,976)          714,157
                                    =========        =========      ============      ===========      ============

Proceeds from shares sold......     $ 101,885        $ 381,919      $ 10,496,605      $ 2,093,815      $ 17,553,545
Proceeds from shares issued in
     reinvestment of
     distributions.............         3,290            1,533              -           1,437,986         1,168,974
                                    ---------        ---------      ------------      -----------      ------------
                                      105,175          383,452        10,496,605        3,531,801        18,722,519
Cost of shares redeemed........      (101,691)         (29,395)       (4,721,593)      (6,855,162)       (2,033,660)
                                    ---------        ---------      ------------      -----------      ------------
     Net increase (decrease)...     $   3,484        $ 354,057      $  5,775,012      $(3,323,361)     $ 16,688,859
                                    =========        =========      ============      ===========      ============


                                       46

DAVIS SERIES, INC.
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
At June 30, 1999 (Unaudited)
================================================================================

NOTE 6 - CUSTODY FEES

    Under an agreement with the custodian bank, custody fees are reduced by credits for cash balances. Such reductions amounted to $384, $97, $482, $3,806, $3,792 and $3,151 for Davis Growth Opportunity Fund, Davis Government Bond Fund, Davis Government Money Market Fund, Davis Financial Fund, Davis Convertible Securities Fund and Davis Real Estate Fund, respectively, during the six months ended June 30, 1999.

NOTE 7 - RESTRICTED AND ILLIQUID SECURITIES

    Restricted securities are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. They are valued under methods approved by the Board of Directors as reflecting fair value. The aggregate value of restricted securities in Davis Real Estate Fund was $12,581,131, or 3.05% of the Fund's net assets as of June 30, 1999. Securities may be considered illiquid if they lack a readily available market or if valuation has not changed for a certain period of time. The aggregate value of illiquid securities in Davis Convertible Securities Fund was $40,000, or 0.01% of the Fund's net assets as of June 30, 1999. Information concerning restricted and illiquid securities is as follows:


                                                                              Valuation per Unit
Fund           Security                 Acquisition Date    Cost per Unit    as of June 30, 1999      Shares/Par
----           --------                 ----------------    -------------    --------------------     ----------
Davis          Centerpoint Properties      04/02/98         $   33.375       $     35.709               300,000
Real Estate    Corp. Private

Davis
Real Estate    Vail Resorts                07/10/98         $   29.828       $     17.50                106,761

Davis
Convertible    Florida West Airlines,
Securities     Inc., 8.00%, 03/25/99       03/23/94         $   100.00       $     8.00                 500,000

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS GROWTH OPPORTUNITY FUND
================================================================================

    The following financial information represents selected data for each share of capital stock outstanding throughout each period:

CLASS A

                                                         SIX MONTHS                                                   ONE MONTH
                                                           ENDED       -----------------YEAR ENDED------------------    ENDED
                                                       JUNE 30, 1999                    DECEMBER 31,                  DECEMBER 31,
                                                        (UNAUDITED)       1998        1997        1996       1995       1994
                                                        -----------       ----        ----        ----       ----       ----
Net Asset Value, Beginning of Period................      $ 21.96        $ 22.49     $ 18.93    $ 17.25    $  12.83    $  13.70
                                                          -------        -------     -------    -------    --------    --------
Income  (Loss) From Investment Operations
   Net Investment Loss..............................        (0.06)         (0.09)      (0.10)     (0.13)      (0.11)      (0.01)
   Net Realized and Unrealized Gains (Losses).......         2.22           0.59        5.34       3.37        6.08       (0.29)
                                                          -------        -------     -------    -------    --------    --------
       Total From  Investment Operations.                    2.16           0.50        5.24       3.24        5.97       (0.30)
                                                          -------        -------     -------    -------    --------    --------
Distributions
   Distributions from Realized Gains................           -           (1.03)      (1.68)     (1.55)      (1.55)      (0.57)
   Return of Capital................................           -              -           -       (0.01)         -           -
                                                          -------        -------     -------    -------    --------    --------
       Total Distributions..........................           -           (1.03)      (1.68)     (1.56)      (1.55)      (0.57)
                                                          -------        -------     -------    -------    --------    --------

Net Asset Value, End of Period......................      $ 24.12        $ 21.96     $ 22.49    $ 18.93     $ 17.25     $ 12.83
                                                          =======        =======     =======    =======    ========    ========
Total Return(1) ....................................         9.84%          2.32%      27.70%     18.73%      46.65%      (2.21)%

Ratios/Supplemental Data
   Net Assets, End of Period (000 omitted)..........      $54,743        $52,212      $48,386   $27,158     $22,890     $12,455
   Ratio of Expenses to Average Net Assets..........         1.31%*         1.32%        1.27%     1.49%(2)    1.51%       1.42%*
   Ratio of Net Investment Loss to
     Average Net Assets.............................        (0.44)%*       (0.38)%      (0.58)%   (0.76)%     (0.71)%     (0.08)%*
   Portfolio Turnover Rate(3).......................        75.57%         18.03%       19.33%    30.55%      30.07%      37.31%


(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

(2) Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement was 1.48% for 1996. Prior to 1996, such reductions were reflected in the expense ratios.

(3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

*   Annualized



SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS GROWTH OPPORTUNITY FUND
================================================================================

    The following financial information represents selected data for each share of capital stock outstanding throughout each period:

CLASS B


                                                   SIX MONTHS
                                                      ENDED                      YEAR ENDED DECEMBER 31,
                                                  JUNE 30, 1999  -----------------------------------------------------------
                                                   (UNAUDITED)      1998         1997        1996        1995         1994(2)
                                                   -----------      ----         ----        ----        ----         ----
Net Asset Value, Beginning of Period...........      $ 21.18      $ 21.88      $ 18.58      $ 17.08      $ 12.82     $ 14.67
                                                     -------      -------      -------      -------      -------     -------
Income  (Loss) From Investment Operations
   Net Investment Loss.........................        (0.16)       (0.26)       (0.25)       (0.27)       (0.26)      (0.12)
   Net Realized and Unrealized
     Gains (Losses)............................         2.16         0.59         5.23         3.33         6.07       (1.11)
                                                     -------      -------      -------      -------      -------     -------
           Operations..........................         2.00         0.33         4.98         3.06         5.81       (1.23)
                                                     -------      -------      -------      -------      -------     -------
Distributions
   Distributions from Realized Gains...........           -         (1.03)       (1.68)       (1.55)       (1.55)      (0.62)
   Return of Capital...........................           -             -           -          (0.01)         -           -
                                                     -------      -------      -------      -------      -------     -------
       Total Distributions.....................           -         (1.03)       (1.68)       (1.56)       (1.55)      (0.62)
                                                     -------      -------      -------      -------      -------     -------
Net Asset Value, End of Period.................      $ 23.18      $ 21.18      $ 21.88      $ 18.58      $ 17.08     $ 12.82
                                                     =======      =======      =======      =======      =======     =======

Total Return(1) ...............................         9.44%        1.61%       26.82%       17.86%       45.44%      (8.45)%

Ratios/Supplemental Data
   Net Assets, End of Period (000 omitted).....      $47,863      $60,587      $61,383      $39,343      $35,326     $36,087
   Ratio of Expenses  to Average Net Assets....         2.16%*       2.10%        2.09%(3)     2.25%(3)     2.30%       2.15%
   Ratio of Net Investment Loss to Average
     Net Assets................................        (1.29)%*     (1.16)%      (1.40)%      (1.52)%      (1.50)%     (0.81)%
   Portfolio Turnover Rate(4)..................        75.57%       18.03%       19.33%       30.55%       30.07%      37.31%


(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
(2) Per share data has been restated to give effect to a 2 for 1 stock split to shareholders of record as of the close of business on January 7, 1994.
(3) Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement 2.08% and 2.24% for 1997 and 1996, respectively. Prior to 1996, such reductions were reflected in the expense ratios.
(4) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

*   Annualized


SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS GROWTH OPPORTUNITY FUND


    The following financial information represents selected data for each share of capital stock outstanding throughout each period:

CLASS C

                                                                                               AUGUST 15, 1997
                                                                                                (COMMENCEMENT
                                                         SIX MONTHS                YEAR         OF OPERATIONS)
                                                            ENDED                  ENDED          THROUGH
                                                         JUNE 30, 1999          DECEMBER 31,     DECEMBER 31,
                                                          (UNAUDITED)              1998            1997
                                                          -----------              ----            ----

Net Asset Value, Beginning of Period.............         $    21.71           $    22.43      $    25.56
                                                          ----------           ----------      ----------

Income  (Loss) From Investment  Operations
   Net Investment Loss...........................              (0.17)               (0.30)          (0.04)
   Net Realized and Unrealized Gains (Losses)....               2.20                 0.61           (1.41)
                                                          ----------           ----------      ----------
       Total From  Investment
           Operations............................               2.03                 0.31           (1.45)
                                                          ----------           ----------      ----------

Dividends and Distributions
   Distributions from Realized Gains.............              -                    (1.03)          (1.68)
                                                          ---------            ----------      -----------
       Total Distributions.......................              -                    (1.03)          (1.68)
                                                          ---------            ----------      ----------

Net Asset Value, End of Period...................         $    23.74           $    21.71      $    22.43
                                                          ==========           ==========      ==========


Total Return(1) .................................               9.35%                1.48%          (5.66)%

Ratios/Supplemental Data
   Net Assets,  End of Period (000 omitted)......             $3,218               $3,644         $2,585
   Ratio of Expenses to Average Net Assets.......               2.35%*               2.27%          2.19%*
   Ratio of Net Investment Loss to
     Average  Net Assets.........................              (1.48)%*             (1.33)%        (1.51)%*
   Portfolio Turnover Rate(2)....................              75.57%               18.03%         19.33%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

(2) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

*   Annualized









SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS GROWTH OPPORTUNITY FUND


    The following financial information represents selected data for each share of capital stock outstanding throughout each period:

CLASS Y

                                                                                      SEPTEMBER 18, 1997
                                                                                         (COMMENCEMENT
                                              SIX MONTHS                YEAR            OF OPERATIONS)
                                                 ENDED                  ENDED              THROUGH
                                             JUNE 30, 1999           DECEMBER 31,        DECEMBER 31,
                                               (UNAUDITED)               1998                1997
                                               -----------               ----                ----
Net Asset Value, Beginning of Period........   $  21.96                $  22.52            $  27.19
                                               --------                --------            --------

Income  (Loss) From Investment  Operations
   Net Investment Loss......................      (0.01)                  (0.14)                -
   Net Realized and Unrealized Gains (Losses)      2.23                    0.61               (2.99)
                                               --------                --------            --------
       Total From  Investment
           Operations.......................       2.22                    0.47               (2.99)
                                               --------                --------            --------

Dividends and Distributions
   Distributions from Realized Gains........       -                      (1.03)              (1.68)
                                                -------                 --------            --------
       Total Distributions..................       -                      (1.03)              (1.68)
                                                -------                 --------           --------

Net Asset Value, End of Period..............   $  24.18                $  21.96            $  22.52
                                               ========                ========            ========


Total Return(1) ............................    10.11%                    2.18%              (10.98)%

Ratios/Supplemental Data
   Net Assets,  End of Period (000 omitted).       $49                     $73                  $94
   Ratio of Expenses to Average Net Assets..     1.10%*                  1.33%(2)             1.01%*
   Ratio of Net Investment Loss to
     Average  Net Assets....................   (0.23)%*                  (0.38)%             (0.33)%*
   Portfolio Turnover Rate(3)...............    75.57%                   18.03%               19.33%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

(2) Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement was 1.32% for Class Y for 1998.

(3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

*   Annualized







SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS GOVERNMENT BOND FUND


    The following financial information represents selected data for each share of capital stock outstanding throughout each period:

CLASS A

                                          SIX MONTHS                                         ONE MONTH
                                            ENDED     -------------YEAR ENDED--------------     ENDED
                                        JUNE 30, 1999             DECEMBER 31,                DECEMBER 31,
                                         (UNAUDITED)  1998      1997       1996       1995       1994
                                        -----------   ----      ----       ----       ----       ----
Net Asset Value, Beginning of Period.... $   5.90   $   5.87  $   5.76   $   6.00   $   5.79   $   5.78
                                         --------   --------  --------   --------   --------   --------

Income (Loss) From Investment Operations
   Net Investment Income................     0.14       0.29      0.33       0.33       0.39       0.02
   Net Realized and Unrealized Gains
     (Losses)...........................    (0.28)      0.07      0.11      (0.14)      0.27      (0.01)
                                         --------   --------  --------   --------   --------   --------
      Total From Investment Operations..    (0.14)      0.36      0.44       0.19       0.66       0.01
                                         --------   --------  --------   --------   --------   --------

Dividends and Distributions
   Net Investment Income................    (0.17)     (0.29)    (0.33)     (0.33)     (0.36)       -
   Return of Capital....................       -       (0.04)       -       (0.10)     (0.09)       -
                                         --------   --------  --------   --------   --------   --------
     Total Dividend and Distributions...    (0.17)     (0.33)    (0.33)     (0.43)     (0.45)       -
                                         --------   --------  --------   --------   --------   --------



Net Asset Value, End of Period.......... $   5.59   $   5.90  $   5.87   $   5.76   $   6.00   $   5.79
                                         ========   ========  ========   ========   ========   ========


Total Return (1)........................    (2.50)%     6.31%     7.92%      3.40%     11.82%     (0.97)%

Ratios/Supplemental Data
   Net Assets, End of Period (000
      omitted).......................... $ 21,891   $ 21,285  $ 17,589   $ 18,129   $ 21,485   $ 20,035
   Ratio of Expenses to Average Net
      Assets............................     1.37%*     1.43%     1.27%(2)   1.77%      1.74%      1.64%*
   Ratio of Net Investment
      Income to Average Net Assets......     4.85%*     4.87%     5.82%      5.88%      6.54%      6.22%*
   Portfolio Turnover Rate (3)..........     5.46%     18.40%    24.35%     45.50%     41.04%     62.17%


(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

(2) Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement was 1.26% for 1997. Prior to 1996, such reductions were reflected in the expenses ratios.

(3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.


*   Annualized




SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS GOVERNMENT BOND FUND


    The following financial information represents selected data for each share of capital stock outstanding throughout each period:

CLASS B



                                          SIX MONTHS
                                             ENDED                     YEAR ENDED DECEMBER 31,
                                          JUNE 30, 1999  --------------------------------------------------
                                           (UNAUDITED)   1998       1997       1996        1995        1994
                                           -----------   ----       ----       ----        ----        ----

Net Asset Value, Beginning of Period....  $   5.88   $   5.86  $   5.75   $   5.98    $   5.79    $   6.33
                                          --------   --------  --------   --------    --------    --------

Income (Loss) From Investment Operations
   Net Investment Income................      0.12       0.27      0.29       0.29        0.34        0.31
   Net Realized and Unrealized Gains
       (Losses).........................     (0.28)      0.04      0.11      (0.13)       0.26       (0.37)
                                          --------   --------  --------   --------    --------    --------
       Total From Investment Operations.     (0.16)      0.31      0.40       0.16        0.60       (0.06)
                                          --------   --------  --------   --------    --------    --------

Dividends and Distributions
   Net Investment Income................     (0.14)     (0.27)    (0.29)     (0.29)      (0.33)      (0.37)
   Return of Capital....................      -         (0.02)     -         (0.10)      (0.08)      (0.11)
                                          --------   --------  --------   --------    --------    --------
       Total Dividend and Distributions.     (0.14)     (0.29)    (0.29)     (0.39)      (0.41)      (0.48)
                                          --------   --------  --------   --------    --------    --------



Net Asset Value, End of Period..........  $   5.58   $   5.88  $   5.86   $   5.75    $   5.98    $   5.79
                                          ========   ========  ========   ========    ========    ========


Total Return (1)........................     (2.79)%     5.38%     7.12%      2.78%      10.62%      (0.97)%


Ratios/Supplemental Data
   Net Assets, End of Period (000
       omitted).........................   $32,793    $36,005   $12,703    $12,959     $15,976     $19,241
   Ratio of Expenses to Average Net
       Assets...........................      2.13%*     2.18%2    2.01%(2)   2.53%(2)    2.51%       2.38%
   Ratio of Net Investment Income
     to Average Net Assets..............      4.09%*     4.13%     5.07%      5.13%       5.77%       5.48%
   Portfolio Turnover Rate (3)..........      5.46%     18.40%     24.35%      45.50%     41.04%      62.17%


(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

(2) Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement was 2.17%, 2.00% and 2.52% for 1998, 1997 and 1996, respectively. Prior to 1996, such reductions were reflected in the expense ratios.

(3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

*   Annualized



SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS GOVERNMENT BOND FUND


    The following financial information represents selected data for each share of capital stock outstanding throughout each period:


                                        -----------------CLASS C------------------ -----------CLASS Y-------------

                                                                   AUGUST 19, 1997               SEPTEMBER 1, 1998
                                                                     (INCEPTION                    (INCEPTION
                                         SIX MONTHS       YEAR        OF CLASS)       SIX MONTHS     OF CLASS)
                                            ENDED         ENDED        THROUGH           ENDED       THROUGH
                                        JUNE 30, 1999  DECEMBER 31,  DECEMBER 31,    JUNE 30, 1999  DECEMBER 31,
                                         (UNAUDITED)      1998         1997           (UNAUDITED)     1998
                                         -----------      ----         ----           -----------     ----

Net Asset Value, Beginning of Period....  $  5.90      $   5.88      $   5.79         $   5.92      $   5.92
                                          -------      --------      --------         --------      --------

Income From Investment  Operations
   Net Investment Income (Loss).........     0.11          0.27          0.08             0.12(4)       0.07
   Net Realized and Unrealized Gains....    (0.27)         0.04          0.09            (0.23)(4)      0.02
                                          -------      --------      --------         --------      --------
       Total From Investment Operations.    (0.16)         0.31          0.17            (0.11)         0.09
                                          -------      --------      --------         --------      --------

Dividends and Distributions
   Net Investment Income................    (0.14)        (0.27)        (0.08)           (0.18)        (0.07)
   Return of Capital....................     -            (0.02)         -                -            (0.02)
                                          -------      --------      --------         --------      --------
       Total Dividend and Distributions.    (0.14)        (0.29)        (0.08)           (0.18)        (0.09)
                                          -------      --------      --------         --------      --------



Net Asset Value, End of Period.......... $   5.60      $   5.90      $   5.88         $   5.63      $   5.92
                                         =========     =========     =========        =========     ========


Total Return (1)........................    (2.82)%        5.42%         2.97%           (1.94)%        1.59%

Ratios/Supplemental Data
   Net Assets, End of Period (000
        omitted)........................ $  6,623      $  8,178      $    215         $     18      $    352
   Ratio of Expenses to Average Net
        Assets..........................     2.12%*        2.18%         1.97%*(2)        1.13%*        1.05%*
   Ratio of Net Investment Income to
       Average Net Assets...............     4.10%*        4.12%         5.11%*           5.09%*        5.25%*
   Portfolio Turnover Rate(3)...........     5.46%        18.40%        24.35%            5.46%        18.40%


(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

(2) Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement was 1.96% for Class C for 1997.

(3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

(4) Per share information has been determined based on average shares outstanding for the period.

*  Annualized

SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS GOVERNMENT MONEY MARKET FUND

The following financial information for each respective fund represents selected data for each share of capital stock outstanding throughout each period.


 CLASSES A, B & C




                                            SIX MONTHS                      YEAR ENDED
                                               ENDED                        DECEMBER 31,
                                           JUNE 30, 1999  -----------------------------------------------
                                            (UNAUDITED)   1998       1997       1996       1995      1994
                                            -----------   ----       ----       ----       ----      ----

Net Asset Value, Beginning of Period....      $ 1.000    $ 1.000    $ 1.000    $ 1.000    $ 1.000    $ 1.000
                                              -------    -------    -------    -------    -------    -------

Income From Investment Operations
    Net Investment Income...............         .021       .048       .049       .047       .051       .034

Dividends
    Net Investment Income...............        (.021)     (.048)     (.049)     (.047)     (.051)     (.034)
                                              -------    -------    -------    -------    -------    -------
Net Asset Value, End of Period..........      $ 1.000    $ 1.000    $ 1.000    $ 1.000    $ 1.000    $ 1.000
                                              =======    =======    =======    =======    =======    =======

Total Return(1) ........................        2.10%      4.94%      5.02%      4.80%      5.25%      3.48%

Ratios/Supplemental Data
     Net Assets, End of Period (000
         omitted).......................    $521,757   $514,474   $464,459   $411,416   $360,290   $240,727
     Ratio of Expenses to Average Net
         Assets.........................        0.66%*     0.61%      0.57%      0.66%      0.73%      0.64%
     Ratio of Net Investment Income to
     Average Net Assets.................        4.23%*     4.84%      4.92%      4.72%      5.13%      3.43%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year.

*   Annualized
















SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS FINANCIAL FUND

The following financial information for each respective fund represents selected data for each share of capital stock outstanding throughout each period.

CLASS A

                                        SIX MONTHS
                                           ENDED                            YEAR ENDED
                                       JUNE 30, 1999                       DECEMBER 31,
                                        (UNAUDITED)       1998      1997       1996       1995       1994(2)
                                        -----------       ----      ----       ----       ----       ----
Net Asset Value, Beginning of Period....  $  29.32      $  25.68  $  18.06   $  14.50   $  10.68   $  11.70
                                          --------      --------- ---------  ---------  --------   --------

Income  (Loss) From Investment
Operations
   Net Investment Income................      0.10          0.09      0.13       0.14       0.07       0.08
   Net Realized and Unrealized Gains
        (Losses)........................      2.59          3.55      7.92       4.44       5.32      (0.61)
                                          --------      --------- ---------  ---------  --------   --------
       Total From Investment Operations.      2.69          3.64      8.05       4.58       5.39      (0.53)
                                          --------      --------- ---------  ---------  --------   --------

Dividends and Distributions
   Net Investment Income................       -             -       (0.13)     (0.15)     (0.07)     (0.08)
   Distributions from Realized Gains....       -             -       (0.30)     (0.87)     (1.50)     (0.39)
   Return of Capital....................       -             -         -         -          -         (0.02)
                                          --------      --------- ---------  ---------  --------   --------
       Total Dividend and Distributions.       -             -       (0.43)     (1.02)     (1.57)     (0.49)
                                          --------      --------- ---------  ---------  --------   --------



Net Asset Value, End of Period..........  $  32.01      $  29.32  $  25.68   $  18.06   $  14.50   $  10.68
                                          ========      ========  ========   ========   ========   ========


Total Return (1)........................      9.17%        14.17%    44.53%     31.50%     50.51%     (4.55)%

Ratios/Supplemental Data
   Net Assets, End of Period (000
        omitted)........................  $485,326      $460,799  $292,059   $107,579   $ 79,874   $ 57,670
   Ratio of Expenses to Average Net
        Assets..........................      1.04%*        1.07%(3)  1.07%      1.15%      1.18%      1.24%
   Ratio of Net Investment Income
        to Average Net Assets...........      0.66%*        0.34%     0.77%      0.92%      0.53%      0.67%
   Portfolio Turnover Rate(4)...........      8.05%        11.37%     6.23%     25.78%     41.89%     43.95%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

(2) Per share data has been restate to give effect to a 2 for 1 stock split to shareholders of record as of the close of business on January 7.

(3) Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement was 1.06% for 1998.

(4) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

*   Annualized





SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS FINANCIAL FUND

The following financial information for each respective fund represents selected data for each share of capital stock outstanding throughout each period.

CLASS B

                                                                                             DECEMBER 27, 1994
                                                                                                (INCEPTION
                                        SIX MONTHS                                               OF CLASS)
                                           ENDED        ------------YEAR ENDED-------------       THROUGH
                                       JUNE 30, 1999                DECEMBER 31,                 DECEMBER 31,
                                        (UNAUDITED)      1998       1997      1996     1995        1994
                                        -----------      ----       ----      ----     ----        ----

Net Asset Value, Beginning of Period....  $  28.71     $  25.36   $  17.91  $  14.41  $  10.68    $  11.22
                                          --------     --------   --------  --------  --------    --------

Income  (Loss) From Investment
Operations
   Net Investment Income (Loss).........     (0.03)       (0.12)     (0.01)     0.01      0.01        0.03
   Net Realized and Unrealized Gains
       (Losses).........................      2.53         3.47       7.76      4.37      5.22       (0.13)
                                          --------     --------   --------  --------  --------    --------
       Total From Investment Operations       2.50         3.35       7.75      4.38      5.23       (0.10)
                                          --------     --------   --------  --------  --------    --------

Dividends and Distributions
   Net Investment Income................      -            -          -        (0.01)      -         (0.03)
   Distributions from Realized Gains....      -            -         (0.30)    (0.87)    (1.50)      (0.39)
   Return of Capital....................      -            -          -          -        -          (0.02)
                                          --------     --------   --------  --------  --------    --------
       Total Dividend and Distributions.                             (0.30)    (0.88)    (1.50)      (0.44)
                                          --------     --------   --------  --------  --------    --------


Net Asset Value, End of Period..........  $  31.21     $  28.71   $  25.36  $  17.91  $  14.41    $  10.68
                                          ========     ========   ========  ========  ========    ========


Total Return (1)........................      8.71%       13.21%     43.25%    30.29%    49.00%      (0.90)%

Ratios/Supplemental Data
   Net Assets, End of Period (000
        omitted)........................  $452,316     $419,145   $193,257  $  8,213  $  1,762    $     28
   Ratio of Expenses to Average Net
        Assets..........................      1.91%*       1.93%(2)   1.97%     2.04%     2.09%       2.04%*
   Ratio of Net Income Investment
     (Loss) to Average Net Assets.......     (0.21)%*     (0.52)%    (0.12)%    0.19%    (0.38)%     (0.13)%*
   Portfolio Turnover Rate (3)..........      8.05%       11.37%      6.23%    25.78%    41.89%      43.95%



(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

(2) Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement was 1.92% for 1998.

(3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.


*    Annualized




SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS FINANCIAL FUND

The following financial information for each respective fund represents selected data for each share of capital stock outstanding throughout each period.

                                      ------------CLASS C---------------------  ---------------CLASS Y----------------

                                                               AUGUST 12, 1997                           MARCH 10, 1997
                                                                (INCEPTION                                (INCEPTION
                                      SIX MONTHS      YEAR       OF CLASS)      SIX MONTHS     YEAR         OF CLASS)
                                         ENDED        ENDED       THROUGH          ENDED       ENDED        THROUGH
                                     JUNE 30, 1999 DECEMBER 31, DECEMBER 31,   JUNE 30, 1999 DECEMBER 31, DECEMBER 31,
                                      (UNAUDITED)    1998          1997         (UNAUDITED)   1998          1997
                                      -----------    ----          ----         -----------   ----          ----

Net Asset Value, Beginning of Period..   $  29.12  $  25.71    $  23.76         $  29.40     $  25.66       $  20.32
                                         --------  --------    --------          --------    --------         --------

Income  (Loss) From Investment
Operations
   Net Investment Income (Loss).......      (0.03)    (0.10)        -               0.14        0.14           0.09
   Net Realized and Unrealized Gains..       2.56      3.51        2.25             2.59        3.60           5.74
                                         --------  --------    --------         --------    --------       --------
       Total From  Investment Operations     2.53      3.41        2.25             2.73        3.74           5.83
                                         --------  --------    --------         --------    --------       --------

Dividends and Distributions
   Net Investment Income..............        -         -           -                -           -            (0.19)
   Distributions from Realized Gains..        -         -         (0.30)                         -            (0.30)
                                         --------  --------    --------         --------    --------       --------
                                                                                     -
       Total Dividend and Distributions       -         -         (0.30)             -           -            (0.49)
                                         --------  --------    --------         --------    --------       --------

Net Asset Value, End of Period........   $  31.65  $  29.12    $  25.71         $  32.13    $  29.40       $  25.66
                                         ========  ========    ========         ========    ========       ========

Total Return (1)......................       8.69%    13.26%       9.45%            9.29%      14.58%         28.66%


Ratios/Supplemental Data
   Net Assets, End of Period (000
          omitted)....................   $104,309  $ 92,513    $ 19,515         $  9,972    $ 10,453       $ 3,805

   Ratio of Expenses to Average Net
          Assets......................       1.91%*    1.91%       1.93%*          0.88%*(2)   0.83%(2)      0.79%*
   Ratio of Net Investment Income
     (Loss) to Average Net Assets.....      (0.21)%*  (0.51)%     (0.09)%*         0.83%*      0.58%         1.06%*
   Portfolio Turnover Rate (3)........       8.05%    11.37%       6.23%           8.05%      11.37%         6.23%


(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in total returns. Total returns are not annualized for periods of less than one full year.

(2) Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement was 0.87% and 0.82% for Class Y shares for the six months ended June 30, 1999 and the year ended December 31, 1998, respectively.

(3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

*    Annualized






SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS CONVERTIBLE SECURITIES FUND


The following financial information represents selected data for each share of capital stock outstanding throughout the period.

CLASS A



                                          SIX MONTHS
                                             ENDED        --------------YEAR ENDED DECEMBER 31,------------
                                         JUNE 30, 1999
                                          (UNAUDITED)     1998        1997      1996       1995       1994
                                          -----------     ----        ----      ----       ----       ----

Net Asset Value, Beginning of Period....   $  23.76     $  25.26   $  21.22   $  18.22   $  15.57    $  17.45
                                           --------     --------   --------   --------   --------    --------

Income (Loss)  From Investment Operations
   Net Investment Income................       0.41         0.77       0.67       0.71       0.67        0.67
   Net Realized and Unrealized Gains
           (Losses).....................       2.69        (1.23)      5.33       4.56       3.42       (1.83)
                                           --------     --------   --------   --------   --------    --------
       Total From Investment
           Operations...................       3.10        (0.46)      6.00       5.27       4.09       (1.16)
                                           --------     --------   --------   --------   --------    --------

Dividends and Distributions
   Net Investment Income................      (0.20)       (0.76)     (0.67)     (0.69)     (0.66)      (0.67)
   Distributions from Realized Gains....         -         (0.27)     (1.22)     (1.54)     (0.78)      (0.05)
   Return of Capital....................         -         (0.01)     (0.07)     (0.04)        -          -
                                           --------     --------   --------   --------   --------    --------

       Total Dividend and Distributions.      (0.20)       (1.04)     (1.96)     (2.27)     (1.44)      (0.72)
                                           --------     --------   --------   --------   --------    --------


Net Asset Value, End of Period..........   $  26.66     $  23.76   $  25.26   $  21.22   $  18.22    $  15.57
                                           ========     ========   ========   ========   ========    ========


Total Return (1)........................      13.14%       (1.79)%    28.68%     29.46%     26.68%      (6.72)%

Ratios/Supplemental Data
   Net Assets, End of Period (000
           omitted).....................   $131,790     $132,856   $ 90,107   $ 42,841   $ 59,757    $ 47,844
   Ratio of Expenses to Average Net
           Assets.......................       1.15%*       1.16%(2)   1.08%(2)   1.05%      1.14%       1.20%
   Ratio of Net Investment Income
     to Average  Net Assets.............       3.23%*       3.27%      3.00%      3.34%      3.87%       4.06%
   Portfolio Turnover Rate (3)..........      13.67%       14.43%     23.68%     43.16%     53.58%      45.15%

(1) Assumes hypothetical investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in total returns. Total returns are not annualized for periods of less than one full year.

(2) Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement was 1.15% and 1.07% for 1998 and 1997, respectively. Prior to 1996, such reductions were reflected in the expense ratios.

(3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.


*    Annualized







SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS CONVERTIBLE SECURITIES FUND


The following financial information represents selected data for each share of capital stock outstanding throughout the period.


CLASS B

                                                                                               FEBRUARY 3, 1995
                                                                                                 (INCEPTION
                                        SIX MONTHS                                                 OF CLASS)
                                          ENDED         -------------YEAR ENDED-------------       THROUGH
                                      JUNE 30, 1999                 DECEMBER 31,                 DECEMBER 31,
                                       (UNAUDITED)         1998        1997           1996          1995
                                       -----------         ----        ----           ----          ----
Net Asset Value,
   Beginning of Period...........       $  23.55        $  25.03     $  21.05       $  18.14     $  15.95
                                        --------        --------     --------       --------     --------

Income (Loss) From Investment
     Operations
   Net Investment Income.........           0.29            0.56         0.44           0.59         0.54
   Net Realized and Unrealized
     Gains (Losses)..............           2.67           (1.22)        5.26           4.45         2.97
                                        --------        --------     --------       --------     --------
       Total From  Investment
         Operations..............           2.96           (0.66)        5.70           5.04         3.51
                                        --------        --------     --------       --------     --------

Dividends and Distributions
   Net  Investment Income........          (0.15)          (0.54)       (0.44)         (0.56)       (0.54)
   Distributions from
     Realized Gains..............             -            (0.27)       (1.22)         (1.54)       (0.78)
   Return of  Capital............             -            (0.01)       (0.06)         (0.03)         -
                                        --------        --------     --------       --------     --------

       Total Dividend and
          Distributions..........          (0.15)          (0.82)       (1.72)         (2.13)       (1.32)
                                        --------        --------     --------       --------     --------


Net Asset Value, End of Period...       $  26.36        $  23.55     $  25.03       $  21.05     $  18.14
                                        ========        ========     ========       =========    ========


Total Return (1).................        12.63%          (2.62)%       27.35%         28.21%        25.31%

Ratios/Supplemental Data
   Net Assets,  End of Period
     (000 omitted)...............       $94,593         $90,827      $35,536        $ 2,075      $    378
   Ratio of Expenses to
     Average Net Assets..........        2.02%*          2.04%(2)     2.11%(2)        2.01%(2)       2.01%*
   Ratio of Net Investment Income
     to Average  Net Assets......        2.36%*             2.39%      2.09%          2.40%          3.00%*
   Portfolio Turnover Rate (3)...
                                         13.67%           14.43%      23.68%         43.16          53.58%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in total returns. Total returns are not annualized for periods of less than one full year.

(2) Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement was 2.03%, 2.10% and 2.00% for 1998, 1997 and 1996, respectively. Prior to 1996, such reductions were reflected in the expense ratios.

(3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.


*   Annualized



SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS CONVERTIBLE SECURITIES FUND


The following financial information represents selected data for each share of capital stock outstanding throughout the period.


CLASS C

                                                                 AUGUST 12, 1997
                                                                    (INCEPTION
                                      SIX MONTHS        YEAR         OF CLASS)
                                         ENDED          ENDED         THROUGH
                                     JUNE 30, 1999   DECEMBER 31   DECEMBER 31,
                                      (UNAUDITED)       1998           1997
                                      -----------       ----           ----
Net Asset Value,
   Beginning of Period.............    $  23.86      $  25.36       $  24.91
                                       --------      --------       --------

Income (Loss) From Investment
     Operations
   Net Investment Income...........        0.31          0.59           0.11
   Net Realized and Unrealized
     Gains (Losses)................        2.69         (1.26)          1.72
                                       --------      --------       --------
       Total From  Investment
         Operations................        3.00         (0.67)          1.83
                                       --------      --------       --------

Dividends and Distributions
   Net  Investment Income..........       (0.15)        (0.55)         (0.11)
   Distributions from
     Realized Gains................          -          (0.27)         (1.22)
   Return of  Capital..............          -          (0.01)         (0.05)
                                       --------      --------       --------
       Total Dividend and
          Distributions............       (0.15)        (0.83)         (1.38)
                                       --------      --------       --------


Net Asset Value, End of Period         $  26.71      $  23.86       $  25.36
                                       ========      ========       ========


Total Return (1)...................       12.64%        (2.61)%         7.38%

Ratios/Supplemental Data
   Net Assets,  End of Period
     (000 omitted).................    $ 23,408      $ 26,406       $  6,296
   Ratio of Expenses to
     Average Net Assets............        2.02%*        2.03%(2)      2.08%*(2)
   Ratio of Net Investment Income
     to Average  Net Assets........        2.36%*        2.40%          2.01%*
   Portfolio Turnover Rate (3).....       13.67%        14.43%         23.68%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in total returns. Total returns are not annualized for periods of less than one full year.

(2) Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement was 2.02% and 2.07% for 1998 and 1997, respectively.

(3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.


*   Annualized




SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS CONVERTIBLE SECURITIES FUND


The following financial information represents selected data for each share of capital stock outstanding throughout the period.


CLASS Y

                                                                                           NOVEMBER 13, 1996
                                                                                              (INCEPTION
                                   SIX MONTHS                                                  OF CLASS)
                                      ENDED         -----------YEAR ENDED-----------            THROUGH
                                  JUNE 30, 1999                DECEMBER 31,                   DECEMBER 31
                                   (UNAUDITED)            1998             1997                  1996
                                   -----------            ----             ----                  ----
Net Asset Value,
   Beginning of Period...........   $  23.84            $  25.34          $  21.29              $  21.39
                                    --------            --------          --------              --------

Income (Loss) From Investment
     Operations
   Net Investment Income.........       0.44                0.89              0.69                  0.07
   Net Realized and Unrealized          2.70               (1.27)             5.35                  1.44
                                    --------            --------          --------              --------
     Gains (Losses)..............
       Total From  Investment           3.14               (0.38)             6.04                  1.51
                                    --------            ---------         --------              --------
         Operations..............

Dividends and Distributions
   Net  Investment Income........      (0.22)              (0.85)            (0.69)                (0.06)
   Distributions from                                      (0.27)            (1.22)                (1.54)
     Realized Gains..............         -
   Return of  Capital............         -                 -                (0.08)                (0.01)
                                    --------            --------          --------              --------

       Total Dividend and              (0.22)              (1.12)            (1.99)                (1.61)
                                    --------            --------          --------              --------
          Distributions..........


Net Asset Value, End of Period...   $  26.76            $  23.84          $  25.34              $ 21.29
                                    ========            ========          ========              =======


Total Return (1).................     13.28%              (1.46)%           28.80%                 7.01%

Ratios/Supplemental Data
   Net Assets,  End of Period
     (000 omitted)...............   $33,958             $30,536           $36,543               $33,006
   Ratio of Expenses to
     Average Net Assets..........    0.88%*              0.86%(2)           0.95%                0.98%*
   Ratio of Net Investment Income
     to Average  Net Assets......    3.50%*               3.57%             3.09%                3.11%*
   Portfolio Turnover Rate(3)....    13.67%              14.43%             23.68%               43.16%


(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in total returns. Total returns are not annualized for periods of less than one full year.

(2) Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement was 0.85% for 1998.

(3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.


*   Annualized






SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS REAL ESTATE FUND


The following financial information represents selected data for each share of capital stock outstanding throughout the period.


CLASS A


                                                                                                JANUARY 3, 1994
                                                                                                 (COMMENCEMENT
                                       SIX MONTHS                                               OF  OPERATIONS)
                                          ENDED       ---------------YEAR ENDED--------------      THROUGH
                                      JUNE 30, 1999                  DECEMBER 31,                 DECEMBER  31,
                                       (UNAUDITED)      1998     1997       1996(1)    1995          1994
                                       -----------      ----     ----       ----       ----          ----

Net Asset Value, Beginning of Period..   $  20.73     $  25.41  $  21.24   $  16.44   $  14.72     $  14.29
                                         --------     --------  --------   --------   --------     --------

Income (Loss) From Investment
Operations
   Net Investment Income..............       0.44         0.74      0.74       0.71       0.82         0.62
   Net Realized and Unrealized Gains
      (Losses)........................       0.41        (4.65)     4.51       5.22       1.71         0.55
                                         --------     --------  --------   --------   --------     --------
       Total From  Investment Operations     0.85        (3.91)     5.25       5.93       2.53         1.17
                                         --------     --------  --------   --------   --------     --------

Dividends and Distributions
   Net Investment Income..............      (0.20)       (0.74)    (0.74)     (0.70)     (0.81)       (0.62)
   Distributions from Realized Gains..        -           -        (0.27)     (0.25)       -          (0.12)
   Return of Capital..................        -          (0.03)    (0.07)     (0.18)       -            -
                                         --------     --------  --------   --------   --------     --------
       Total Dividends and
            Distributions.............      (0.20)       (0.77)    (1.08)     (1.13)     (0.81)       (0.74)
                                         --------     --------  --------   --------   --------     --------


Net Asset Value, End of Period........   $  21.38     $  20.73  $  25.41   $  21.24   $  16.44     $  14.72
                                         ========     ========  ========   ========   ========     ========


Total Return (2)......................       4.22%      (15.56)%   25.08%     37.05%     17.70%        8.18%

Ratios/Supplemental Data
   Net Assets, End of Period (000
            omitted)..................   $196,749     $198,328  $147,488   $ 32,507   $ 29,320     $ 25,450
   Ratio of Expenses to Average Net
     Assets...........................       1.24%*(3)    1.21%     1.18%      1.32%(3)   1.43%        1.86%*
   Ratio of Net Investment Income to
     Average Net Assets...............       4.28%*       3.40%     3.40%      3.95%      5.44%        3.98%*
   Portfolio Turnover Rate (4)........      32.72%       19.14%    12.50%     18.60%     38.82%       35.80%

(1) Per share calculations other than distributions were based on average shares outstanding during the period.

(2) Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in total returns. Total returns are not annualized for periods of less than one full year.

(3) Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement was 1.23% and1.31% for the six months ended June 30, 1999 and the year ended 1996, respectively. Prior to 1996, such reductions were reflected in the expense ratios.

(4) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

* Annualized





SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS REAL ESTATE FUND


The following financial information represents selected data for each share of capital stock outstanding throughout the period.

CLASS B

                                                                                                 DECEMBER 27, 1994
                                                                                                    (INCEPTION
                                       SIX MONTHS                                                    OF CLASS)
                                          ENDED       ---------------YEAR ENDED------------------    THROUGH
                                      JUNE 30, 1999                  DECEMBER 31,                  DECEMBER 31,
                                       (UNAUDITED)     1998         1997        1996(1)      1995       1994
                                       -----------     ----         ----        ----         ----       ----

Net Asset Value, Beginning of Period..  $  20.67     $  25.32    $  21.19    $  16.41     $  14.72   $  14.73
                                        --------     --------    --------    --------     --------   --------

Income (Loss) From Investment Operations
   Net Investment Income..............      0.35         0.56        0.54        0.56         0.68       0.02
     Net Realized and Unrealized Gains
       (Losses).......................      0.41        (4.63)       4.47        5.21         1.70       0.11
                                        --------     --------    --------    --------     --------   --------
       Total From Investment
              Operations..............      0.76        (4.07)       5.01        5.77         2.38       0.13
                                        --------     --------    --------    --------     --------   --------

Dividends and Distributions
   Net Investment Income..............     (0.16)       (0.56)      (0.54)      (0.63)       (0.69)     (0.02)
   Distributions from Realized Gains..      -            -          (0.27)      (0.25)         -        (0.12)
   Return of Capital..................      -           (0.02)       (0.07)     (0.11)         -         -
                                        --------     --------    --------    --------     --------   --------
       Total Dividend and Distributions    (0.16)       (0.58)      (0.88)      (0.99)       (0.69)     (0.14)
                                        --------     --------    --------    --------     --------   --------


Net Asset Value, End of Period........  $  21.27     $  20.67    $  25.32    $  21.19     $  16.41   $  14.72
                                        ========     ========    ========    ========     ========   ========


Total Return (2)......................    3.76%      (16.21)%     23.88%      35.99%        16.59%      0.89%

Ratios/Supplemental Data
   Net Assets, End of Period (000
        omitted)......................  $130,827     $143,993    $114,283    $ 10,919     $   414    $    34
   Ratio of Expenses to Average Net
        Assets........................      2.03%*       2.02%       2.04%       2.22%       2.39%      2.64%*
   Ratio of Net Investment Income to
   Average Net Assets.................      3.48%*       2.59%       2.60%       3.46%       4.48%      3.20%*
   Portfolio Turnover Rate(3).........     32.72%       19.14%      12.50%      18.60%      38.82%     35.80%

(1) Per share calculations other than distributions were based on average shares outstanding during the period.

(2) Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in total returns. Total returns are not annualized for periods of less than one full year.

(3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

*   Annualized







SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS REAL ESTATE FUND


The following financial information represents selected data for each share of capital stock outstanding throughout the period.

CLASS C

                                                                                              AUGUST 13, 1997
                                                                                                (INCEPTION
                                                      SIX MONTHS              YEAR               OF CLASS)
                                                        ENDED                ENDED                THROUGH
                                                     JUNE 30, 1999        DECEMBER 31,         DECEMBER 31,
                                                      (UNAUDITED)             1998                 1997
                                                      -----------             ----                 ----

Net Asset Value, Beginning of Period...............    $  20.81             $  25.49               $  23.41
                                                       --------             --------               --------

Income (Loss) From Investment  Operations
   Net Investment Income...........................        0.37                 0.53                   0.18
     Net Realized and Unrealized Gains (Losses)....        0.40                (4.62)                  2.42
                                                       --------             --------               --------
       Total From  Investment Operations...........        0.77                (4.09)                  2.60
                                                       --------             --------               --------

Dividends and Distributions
   Net Investment Income...........................       (0.16)               (0.53)                 (0.18)
   Distributions from Realized Gains...............        -                    -                     (0.27)
   Return of Capital...............................        -                   (0.06)                 (0.07)
                                                       -------              --------               --------
       Total Dividend and Distributions............       (0.16)               (0.59)                 (0.52)
                                                       --------             --------               --------


Net Asset Value, End of Period.....................    $  21.42             $  20.81               $  25.49
                                                       ========             ========               ========


Total Return(1)....................................      3.79%              (16.20)%                11.12%

Ratios/Supplemental Data
   Net Assets,  End of Period (000 omitted)........    $37,267              $34,336                 $8,322
   Ratio of Expenses to Average Net Assets.........     2.00%*                2.02%                 2.03%*
   Ratio of Net Investment Income to Average Net
       Assets......................................     3.51%*                2.59%                 2.56%*
   Portfolio Turnover Rate(2)......................    32.72%                19.14%                12.50%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in total returns. Total returns are not annualized for periods of less than one full year.

(2) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

*   Annualized








SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS REAL ESTATE FUND


The following financial information represents selected data for each share of capital stock outstanding throughout the period.

CLASS Y
                                                                                            NOVEMBER 8,1996
                                                                                              (INCEPTION
                                              SIX MONTHS                                       OF CLASS)
                                                 ENDED        --------YEAR ENDED---------      THROUGH
                                             JUNE 30, 1999           DECEMBER 31,            DECEMBER 31,
                                              (UNAUDITED)        1998              1997          1996
                                              -----------        ----              ----          ----
Net Asset Value, Beginning of Period......     $  20.86         $  25.56         $  21.37       $  19.29
                                               --------         --------         --------       --------

Income (Loss) From Investment  Operations
   Net Investment Income..................         0.45             0.83             0.79           0.13
                                               --------         --------         --------       --------
   Net Realized and Unrealized Gains
             (Losses).....................         0.44            (4.67)            4.54           2.35
                                               --------         --------         --------       --------
     Total From  Investment Operations....         0.89            (3.84)            5.33           2.48
                                               --------         --------         --------       --------

Dividends and Distributions
   Net Investment Income..................        (0.22)           (0.83)           (0.79)         (0.13)
   Distributions from Realized Gains......         -                 -              (0.27)         (0.25)
   Return of Capital......................         -               (0.03)           (0.08)         (0.02)
                                               --------         --------         --------       --------
       Total Dividends and Distributions..        (0.22)           (0.86)           (1.14)         (0.40)
                                               --------         --------         --------       --------


Net Asset Value, End of Period............     $  21.53         $  20.86         $  25.56       $  21.37
                                               ========         ========         ========       ========


Total Return(1)...........................         4.40%          (15.20)%          25.29%         12.89%

Ratios/Supplemental Data
   Net Assets, End of Period (000 omitted)     $ 48,268         $ 37,054         $ 27,147       $ 18,165
   Ratio of Expenses to Average Net Assets         0.83%*           0.83%(2)         1.00%          1.18%*
   Ratio of Net Investment Income to
         Average Net Assets...............         4.68%*           3.79%            3.47%          4.22%*
   Portfolio Turnover Rate(2).............        32.72%           19.14%           12.50%         18.60%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

(2) Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement was 0.82% for 1998.

(3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

*   Annualized






SEE NOTES TO FINANCIAL STATEMENTS



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
                               DAVIS SERIES, INC.

                124 East Marcy Street Santa Fe, New Mexico 87501

             DIRECTORS                                 OFFICERS
         Jeremy H. Biggs                            Jeremy H. Biggs
         Wesley E. Bass, Jr.                          Chairman
         Marc P. Blum                               Shelby M.C. Davis
         Andrew A. Davis                              President
         Christopher C. Davis                       Kenneth C. Eich
         Jerry D. Geist                               Vice President
         D. James Guzy                              Sharra L. Reed
         G. Bernard Hamilton                          Vice President,
         LeRoy E. Hoffberger                          Treasurer &
         Laurence W. Levine                           Assistant Secretary
         Christian R. Sonne                         Thomas D. Tays
         Marsha Williams                              Vice President & Secretary
                                                    Christopher C. Davis
                                                      Vice President
                                                     Andrew A. Davis
                                                      Vice President



INVESTMENT ADVISER
Davis Selected Advisers, L.P.
124 East Marcy Street
Santa Fe, New Mexico  87501
(800) 279-2279

DISTRIBUTOR
Davis Distributors, LLC
124 East Marcy Street
Santa Fe, New Mexico  87501

TRANSFER AGENT & CUSTODIAN
State Street Bank and Trust Company
c/o The Davis Funds
P.O. Box 8406
Boston, MA 02266-8406

COUNSEL
D'Ancona & Pflaum
111 E. Wacker Drive, Suite 2800
Chicago, Illinois  60601-4205

AUDITORS
KPMG LLP
707 Seventeenth Street, Suite 2300
Denver, CO 80202


FOR MORE INFORMATION ABOUT DAVIS SERIES, INC. INCLUDING MANAGEMENT FEE, CHARGES AND EXPENSES, SEE THE CURRENT PROSPECTUS WHICH MUST PRECEDE OR ACCOMPANY THIS REPORT.

DAVIS
FUNDS
"OVER 25 YEARS OF RELIABLE INVESTING"


DAVIS SELECTED ADVISERS, L.P.
124 EAST MARCY STREET
SANTA FE, NEW MEXICO 87501
1-800-279-0279



SEMI-ANNUAL REPORT